                      TRAINER, WORTHAM FIRST MUTUAL FUNDS
                               FIRST MUTUAL FUND
                          845 THIRD AVENUE, 6TH FLOOR
                              NEW YORK, NY 10022
                                (800) 257-4414

                                  PROSPECTUS
                                OCTOBER 1, 1996

Trainer, Wortham First Mutual Funds (the "Trust") is an open-end management investment company which currently offers shares of three series: First Mutual Fund; Trainer, Wortham Emerging Growth Fund; and Trainer, Wortham Total Return Bond Fund (individually and collectively, the "Series"). Each Series has distinct investment objectives and policies.

This Prospectus pertains only to First Mutual Fund (the "Fund"). The Fund seeks to achieve capital appreciation through investment in common stocks and securities convertible into common stocks. Its secondary objective is income. Trainer, Wortham & Co., Inc. (the "Advisor") serves as the Fund's investment advisor.

The minimum initial investment for the Fund is $250. Subsequent investments will be accepted in minimum amounts of $50.00.

This Prospectus sets forth concisely the information a prospective investor should know before investing in the Fund. Investors should read this Prospectus and retain it for future reference. Additional information about the Fund, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission and is available upon request without charge by calling or writing to the Fund at the telephone number or address shown above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
EXPENSE INFORMATION........................................................   3
FINANCIAL HIGHLIGHTS.......................................................   4
INVESTMENT OBJECTIVES AND POLICIES.........................................   5
INVESTMENT STRATEGIES AND RISK CONSIDERATIONS..............................   5
MANAGEMENT OF THE FUND.....................................................   9
 THE BOARD OF TRUSTEES.....................................................   9
 THE INVESTMENT ADVISOR....................................................   9
 ADMINISTRATOR.............................................................  10
 DISTRIBUTOR...............................................................  10
 TRANSFER AGENT/ACCOUNTING SERVICES AGENT/CUSTODIAN........................  11
DISTRIBUTION PLAN..........................................................  11
BROKERAGE..................................................................  11
PURCHASE OF SHARES.........................................................  12
REDEMPTION OF SHARES.......................................................  14
EXCHANGE OF SHARES.........................................................  16
SHAREHOLDER SERVICES.......................................................  16
NET ASSET VALUE............................................................  17
DIVIDENDS AND TAXES........................................................  17
PERFORMANCE INFORMATION....................................................  19
GENERAL INFORMATION........................................................  20

UNDERWRITER:                                                           ADVISOR:

FPS Broker Services, Inc.                         Trainer, Wortham & Co., Inc.,

3200 Horizon Drive                                             845 Third Avenue

P.O. Box 61503                                               New York, NY 10022

King of Prussia, PA 19406-0903                                   (800) 775-0604
(800) 257-4414

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FOR MORE DETAILED INFORMATION ABOUT THE ITEMS DISCUSSED IN THIS PROSPECTUS, A
COPY OF THE STATEMENT OF ADDITIONAL INFORMATION MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO THE FUND AT 845 THIRD AVENUE, 6TH FLOOR, NEW YORK, NY 10022, OR BY CALLING (800) 257-4414.

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                                       2

                              EXPENSE INFORMATION

Below is a summary of the operating expenses that the Fund incurred during its last fiscal year. A hypothetical example based on the summary is also shown.

ANNUAL TRUST OPERATING EXPENSES(1)
(as a percentage of average net assets) for the year ended June 30, 1996

Management Fees........................................................... 0.75%
12b-1 Fees................................................................ 0.25%
Other Expenses............................................................ 0.74%
                                                                           -----
Total Trust Operating Expenses............................................ 1.74%
                                                                           =====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
EXAMPLE:                                       ------ ------- ------- --------
An investor would pay the following expenses
on a $1,000 investment assuming (1) 5% annual
return and (2) redemption at the end of each
period                                          $18     $55     $94     $205

  (1) Average net assets have been computed on the basis of net assets at month end. Other expenses reflect actual expenses for the fiscal year ended June 30, 1996. The maximum fee allowable under the 12b-1 Plan is 0.25%.

THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

The purpose of the tables above is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The Fund does not impose any sales load, redemption or exchange fees; however, the transfer agent currently charges investors who request redemptions by wire transfer a fee of $9 for each transaction. For more complete descriptions of the various costs and expenses, see the sections entitled "Management of the Fund," and "Distribution Plan."

                              FINANCIAL HIGHLIGHTS

The following financial highlights for the fiscal year ended June 30, 1996 were derived from the Fund's financial statements dated June 30, 1996, which were audited by Tait, Weller & Baker, independent auditors, whose unqualified report thereon may be found in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information may be obtained without charge and is incorporated by reference into this Prospectus.

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                               FIRST MUTUAL FUNDS

                                     YEARS ENDED JUNE 30,
                            -------------------------------------------------
                             1996      1995        1994      1993      1992
                            -------   -------     -------   -------   -------
NET ASSET VALUE, BEGINNING
 OF YEAR................... $ 10.03   $  8.21     $  9.29   $  8.49   $  9.24
                            -------   -------     -------   -------   -------
 INCOME FROM INVESTMENT
  OPERATIONS
 Net investment income.....   (0.09)    (0.09)      (0.09)    (0.06)     0.01
 Net gains (losses) on
  securities (both
  realized and
  unrealized)..............    4.79      2.10       (0.13)     1.09     (0.09)
                            -------   -------     -------   -------   -------
  Total from investment
   operations..............    4.70      2.01       (0.22)     1.03     (0.08)
                            -------   -------     -------   -------   -------
 LESS DISTRIBUTIONS
 Dividends (from net
  investment income).......    0.00      0.00        0.00      0.00     (0.02)
 Distributions (from
  capital gains)...........   (0.92)    (0.19)      (0.86)    (0.23)    (0.65)
 Distributions (from paid-
  in capital)..............     --        --          --        --        --
                            -------   -------     -------   -------   -------
   Total distributions.....   (0.92)    (0.19)      (0.86)    (0.23)    (0.67)
                            -------   -------     -------   -------   -------
NET ASSET VALUE, END OF
 YEAR...................... $ 13.81   $ 10.03     $  8.21   $  9.29   $  8.49
                            =======   =======     =======   =======   =======
TOTAL RETURN...............   49.12 %   25.04 %     (3.91)%   12.17 %   (1.01)%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period
  (in 000's)............... $32,147   $20,281     $21,446   $19,093   $18,143
 Ratio of expenses to aver-
  age net assets (2).......    1.74 %    2.16 %      1.97 %    1.99 %    1.87 %
 Ratio of net investment
  income (loss) to average
  net assets (2)...........   (0.82)%   (0.77)%     (0.97)%   (0.61)%    0.08 %
 Portfolio turnover rate...     107 %     198 %       178 %     172 %     175 %
 Average commission rate
  paid..................... $0.0683       N/A         N/A       N/A       N/A
                                     YEARS ENDED JUNE 30,
                            -------------------------------------------------
                             1991      1990*       1989      1988      1987
                            -------   -------     -------   -------   -------
NET ASSET VALUE, BEGINNING
 OF YEAR................... $  9.30   $  8.03     $  6.91   $  8.94   $  9.14
                            -------   -------     -------   -------   -------
 INCOME FROM INVESTMENT OP-
    ERATIONS
 Net investment income.....    0.03      0.09        0.02      0.12      0.09
 Net gains (losses) on se-
  curities (both realized
  and unrealized)..........    0.31      1.34        1.23     (1.24)     0.98
                            -------   -------     -------   -------   -------
  Total from investment op-
   erations................    0.34      1.43        1.25     (1.12)     1.07
 LESS DISTRIBUTIONS DIVI-
  DENDS (FROM NET INVEST-
  MENT INCOME).............   (0.06)    (0.06)      (0.13)    (0.13)    (0.03)
 Distributions (from capi-
  tal gains)...............   (0.34)    (0.10)(1)     --      (0.68)    (1.24)
 Distributions (from paid-
  in capital)..............     --        --          --      (0.10)      --
                            -------   -------     -------   -------   -------
   Total distributions.....   (0.40)    (0.16)      (0.13)    (0.91)    (1.27)
                            -------   -------     -------   -------   -------
NET ASSET VALUE, END OF
 YEAR...................... $  9.24   $  9.30     $  8.03   $  6.91   $  8.94
                            =======   =======     =======   =======   =======
TOTAL RETURN...............    4.35 %   17.88 %     18.52 %  (14.10)%   14.36 %
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period
  (in 000's)............... $16,606   $14,720     $13,250   $12,659   $16,289
 Ratio of expenses to aver-
  age net assets(2)........    2.32 %    2.04 %      2.15 %    1.96 %    1.94 %
 Ratio of net investment
  income to average net as-
  sets(2)..................    0.36 %    1.03 %      0.22 %    1.67 %    1.52 %
 Portfolio turnover rate...     178 %     158 %       197 %     203 %     212 %
 Average commission rate
  paid.....................     N/A       N/A         N/A       N/A       N/A

---------------------
1 The distribution for the fiscal year 1990 represents the amount required to be distributed for tax purposes to avoid imposition of excise taxes on realized capital gains.
2 Average net assets have been computed on the basis of the value of the net assets as determined as of the end of the month.
* The investment adviser to the Fund changed on the following dates: 1/25/88 (changed from Trainer, Wortham & Co., Inc. to BIL Trainer Wortham, Inc.); 12/21/90 (changed to Trainer, Wortham & Co., Inc.)

                      INVESTMENT OBJECTIVES AND POLICIES

The Fund's primary investment objective is to seek capital appreciation principally through investments in common stock. The Fund may also invest in securities convertible into common stock such as convertible bonds or preferred stock. Its secondary investment objective is to seek income from dividends and interest. Due to the risks inherent in any investment program, the Fund cannot ensure that its investment objectives will be realized. The value of a share of the Fund will fluctuate as the values of the securities in the Fund's portfolio fluctuate.

The Fund will invest primarily in common stock and in securities convertible into common stock. The Fund's investment strategy will emphasize companies that, in the opinion of the Advisor, offer prospects for capital growth and growth of earnings and dividends. The Advisor may deem it appropriate to invest in other types of securities, consisting of obligations of the U.S. Government, its agencies or instrumentalities. There is no limitation as to the proportion of the Fund's assets which may be invested in any class of securities.

When, in the opinion of the Advisor, a defensive investment posture is warranted, the Fund is permitted to invest temporarily and without limitation in U.S. Government obligations, money market instruments (such as U.S. Treasury bills, commercial paper, certificates of deposit and banker's acceptances) and repurchase agreements. Assets so invested will be productive and yet readily available (when markets are deemed attractive) for reinvestment in accordance with the Fund's principal investment policies.

The equity securities in which the Fund invests will be traded on a national securities exchange or traded in the over-the-counter market. Up to 15% of the Fund's net assets may be invested in foreign securities in the form of American Depository Receipts ("ADRs"). The Fund does not expect to invest in unsponsored ADRs. See "INVESTMENT STRATEGIES AND RISK CONSIDERATIONS."

Although the Fund's portfolio is professionally managed, the Fund may suffer a loss on investments resulting in a lower net asset value. The likelihood of loss is greater than that for funds with more conservative investment policies.

                 INVESTMENT STRATEGIES AND RISK CONSIDERATIONS

Shareholders should understand that all investments involve risk and there can be no guarantee against loss resulting from an investment in the Fund, nor can there be any assurance that the Fund's investment objective will be attained.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with respect to permissible portfolio securities. Under the terms of a repurchase agreement, the Fund would acquire securities from financial institutions such as banks and registered broker-dealers which the Advisor deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of then-current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than 102% of the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. It is the intent of the Fund to utilize repurchase agreements to invest idle funds for short periods of time. Securities subject to repurchase agreements will be held by the Fund's Custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Fund under the Investment Company Act of 1940, as amended (the "Act").

AMERICAN DEPOSITORY RECEIPTS ("ADRS")

Investments in foreign securities are subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. Such risks include potential political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Such securities may be subject to greater fluctuations in price than securities issued by United States corporations or issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The markets on which such securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the United States. In addition, there may be less publicly available information about a foreign company than about a U.S. domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks and domestic issuers.

For many foreign securities, U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in stock of foreign issuers, the Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, whose standards are more uniform and more exacting than those to which many foreign issuers may be subject. The Fund may also invest in European Depository Receipts, or EDRs, which are receipts evidencing an arrangement with a European bank similar to that for ADRs and are designed for use in the European securities markets.

Certain ADRs and EDRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

ILLIQUID SECURITIES

The Fund will not invest more than 10% of the value of its net assets in securities that are illiquid because of restrictions on transferability or other reasons. Repurchase agreements with deemed maturities in excess of seven days and securities that are not registered under the Securities Act of 1933 (the "1933 Act") but that may be purchased by institutional buyers pursuant to Rule 144A under the 1933 Act are subject to this 10% limit. Rule 144A allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public by establishing a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.

CONVERTIBLE SECURITIES

The Fund may purchase convertible securities, which are fixed-income securities, such as bonds or preferred stock, which may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but usually are subordinated to non-convertible debt securities. While providing a fixed-income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.

The Fund also may invest in debt securities with warrants attached or in units with warrants. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time.

In general, the market value of a convertible security is the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible security generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

MONEY MARKET INSTRUMENTS

The Fund may invest, in the following types of money market instruments, each of which at the time of purchase must have or be deemed to have under rules of the Securities and Exchange Commission remaining maturities of 13 months or less. The Fund may invest in money market instruments and debt securities, including bank obligations and commercial paper, which are at least comparable in quality to the Fund's other investments. Bank obligations may include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits earning a specified return, issued for a definite period of time by a U.S. bank that is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation, or by a savings and loan association or savings bank that is insured by the Federal Deposit Insurance Corporation. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. Investments by the Fund in non-negotiable time deposits are limited to no more than 5% of its total assets at the time of purchase.

U.S. TREASURY SECURITIES

U.S. Treasury securities include Treasury bills, Treasury notes and Treasury bonds that differ in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years.

U.S. GOVERNMENT SECURITIES

In addition to U.S. Treasury securities, U.S. Government securities include securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Principal and interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.


                            MANAGEMENT OF THE FUND

THE BOARD OF TRUSTEES

Under Delaware law, the business and affairs of the Trust are managed under the direction of the Board of Trustees. There are currently eight Trustees, five of whom are not "interested persons" of the Trust within the meaning of that term under the Act. The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations. The Statement of Additional Information contains the name and background information regarding each Trustee.

THE INVESTMENT ADVISOR

Trainer, Wortham & Co., Inc. (the "Advisor"), with offices at 845 Third Avenue, New York, NY 10022 is the Trust's investment advisor and manager and is registered as an investment advisor under the Investment Advisors Act of 1940, as amended.

The Advisor, organized in 1990, continues an investment counseling business which began in 1924 as Trainer & Associates. The Advisor supervises approximately $1.7 billion in investment accounts and is owned entirely by the officers active in the day-to-day management of portfolios. By reason of his ownership of 45% of the Advisor's stock, Charles V. Moore may be said to be a "controlling person" of that firm.

Pursuant to an investment advisory agreement with the Trust on behalf of the Fund, the Advisor receives an annual fee, accrued daily and paid monthly of 0.75% of the Fund's average daily net assets. For the fiscal year ended June 30, 1996, the Fund paid the

Advisor fees aggregating, $191,340 which is higher than the advisory fees paid by most other funds; however, this fee is comparable to those of other mutual funds with similar investment objectives.

Subject to the general supervision of the Board of Trustees, and in accordance with the Fund's investment objectives, policies, and restrictions, the Advisor manages the Fund's investment portfolio, makes decisions with respect to and places orders for all purchases and sales of the portfolio securities. The President of the Trust, David P. Como, has been primarily responsible for the day-to-day investment management of the Fund's portfolio since 1982. Mr. Como has been a Managing Director of the Advisor since September, 1990, and was Managing Director and Vice President of BIL, Trainer, Wortham & Co., its predecessor company, from 1988 through September 1990.

ADMINISTRATOR

The Trust, on behalf of the Fund, has entered into an administrative services agreement (the "Administration Agreement") with FPS Services, Inc. ("FPS"), 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903, pursuant to which the administrator receives a fee accrued daily and paid monthly of 0.15% of the value of such Fund's first $50 million of total average net assets; 0.10% of the value of such Fund's next $50 million of total average net assets; and 0.05% of the value of such Fund's total average net assets in excess of $100 million, subject to an annual minimum fee of $72,000 for the Trust.

The term of the Administration Agreement is two years and shall continue in force each year thereafter, so long as such continuance is approved (i) by FPS; (ii) by vote, cast in person at a meeting called for the purpose, of a majority of the Board of Trustees who are not parties to the Administration Agreement or interested persons (as defined in the Act) of any such party, and
(iii) by vote of a majority of the Board of Trustees or a majority of the Fund's outstanding voting securities. The Fund and FPS may terminate the Administration Agreement at any time without penalty upon giving the other party 120 days written notice. The Administration Agreement shall automatically terminate in the event of its assignment.

The services FPS provides to the Fund include: coordinating and monitoring of any third parties furnishing services; providing the necessary office space, equipment and personnel to perform administrative and clerical functions; preparing, filing and distributing of proxy materials, periodic reports to shareholders, registration statements and other documents; organizing of board meetings; and responding to shareholder inquiries.

DISTRIBUTOR

FPS Broker Services, Inc. ("FPSB") serves as the Fund's Distributor on a best efforts basis. FPSB is an affiliated company of FPS inasmuch as both are under common ownership.

TRANSFER AGENT AND ACCOUNTING SERVICES AGENT

FPS also serves as the Fund's Transfer Agent, Dividend Disbursing Agent, Redemption Agent and Accounting Services Agent. In such capacities, FPS is responsible for providing record-keeping and administrative services (including calculation of net asset value) and for processing share purchases and redemptions. Correspondence relating to purchases and redemptions of Fund shares, or to dividend payments or reinvestment, should be addressed to FPS Services, Inc.

CUSTODIAN

UMB Bank, n.a., Kansas City, MO is Custodian for the securities and cash of the Fund.

                               DISTRIBUTION PLAN

The Shareholders of the Fund adopted a Plan of Distribution (the "Plan"), effective October 31, 1991, pursuant to Rule 12b-1 under the Act, which was last approved by the Board of Trustees on October 17, 1995. The Plan permits the Fund to pay certain expenses associated with the distribution of its shares. The Plan provides that the Fund will reimburse FPSB for actual distribution and shareholder servicing expenses incurred by FPSB not exceeding, on an annual basis, 0.25% of the Fund's average daily net assets. Amounts expended by FPSB, but not reimbursed by the Fund, in any year will not be a continuing liability of the Fund in subsequent years. Because the Fund reimburses FPSB only for actual expenditures, FPSB realizes no profit from the Plan. The Plan may be terminated by either party at any time and the Fund shall have no liability for expenses that were not reimbursed as of the date of termination.

All such payments made pursuant to the Plan shall be made for the purpose of promoting the sale of shares or other such distribution related expenses, including any distribution or service fees paid to securities dealers, investment advisors, financial planners, and others, who have executed a distribution agreement with FPSB. Distribution expenses which are attributable to a particular Series will be charged against that Series' assets. Distribution expenses which are attributable to more than one Series will be allocated among the Series in proportion to their relative net assets.

                                   BROKERAGE

The Advisor will attempt to place portfolio transactions for the Fund with those brokers and dealers who will execute orders in an effective manner at the most favorable price. When the execution and price offered by two or more brokers or dealers are comparable, the Advisor may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide research advice and other services. The Advisor may give consideration to the sale of shares of the Fund as a factor in the selection of brokers and dealers to execute Fund portfolio transactions subject to seeking best price and execution. The Fund may pay brokerage commissions to brokers which are affiliated with Officers and Trustees of the Fund, provided that such transactions are in compliance with Section 17(e)(2) of the Act.

PORTFOLIO TURNOVER

The rate of portfolio turnover will depend on the investment strategy implemented by the Advisor for the Fund which will vary over any given time period, but may be influenced by the following: general market conditions; valuation analysis; market volatility; and technical analysis. It is not the policy of the Fund to invest with the goal of generating short-term trading profits, rather the Fund seeks to generate long-term capital appreciation when possible by holding investments over a full market cycle, normally 2-3 years. It is anticipated that the Fund's investment objective and strategy will result in a portfolio turnover rate of less than 150% over the course of a fiscal year, however market conditions may cause turnover to exceed 150% in certain years. The portfolio turnover rates of the Fund for the fiscal years ended June 30, 1996, 1995 and 1994 were 107%, 198%, and 178%, respectively.
High portfolio turnover involves correspondingly greater brokerage commissions and other costs, which are borne directly by the Fund.

                              PURCHASE OF SHARES

Shares are offered for sale by the Fund on a continuous basis at the Fund's net asset value. Purchasers of the Fund's shares pay no "sales load" or underwriting commission, although broker-dealers effecting purchases or sales of Fund shares for their customers may charge a service fee in connection therewith. The minimum initial investment in the Fund is $250.00. Existing shareholders may purchase additional shares with a minimum purchase of $50 per transaction.

Purchases of the Fund are made at the net asset value per share next determined after receipt by FPS as Transfer Agent of a purchase order in good order. Thus, for orders received in good order before 4:00 p.m. (Eastern time), the public offering price will be the net asset value determined as of 4:00 p.m. (Eastern time) that day. Orders for Fund shares received after 4:00 p.m. (Eastern time) will be purchased at the next determined net asset value on the business day following receipt of the order.

INVESTING BY TELEPHONE

The Fund may accept telephone orders from broker-dealers or service organizations which have been previously approved by the Trust. It is the responsibility of such broker-dealers or service organizations to promptly forward purchase orders and payments for same to the Fund. Shares of the Fund may be purchased through broker-dealers, banks and bank trust departments which may charge the investor a transaction fee or other fee for their services at the time of purchase. Such fees would not otherwise be charged if the shares were purchased directly from the Fund.

INVESTING BY MAIL

Prospective shareholders may purchase shares of the Fund by completing and signing the "Investment Application" enclosed with this Prospectus and sending the application, together with a check payable to First Mutual Fund, c/o FPS Services, Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903. Except as noted below, purchases without full payment will not be processed until payment is received. The ownership of shares shall be recorded on the books of the Transfer Agent in an account under the shareholder's name. A confirmation of the purchase will be issued showing the account number and number of shares owned.

INVESTING BY WIRE

Shares may also be purchased by instructing the bank to wire Federal Funds to the Transfer Agent. Federal Funds are monies of member banks within the Federal Reserve System. The bank must include the full name(s) in which the account is registered and the Fund account number, and should address its wire as follows:

                                UMB BANK KC NA
 ABA # 10-10-00695 FOR: FPS SERVICES, INC. A/C 98-7037-071-9 FBO "First Mutual Fund," Account of (exact name(s) of account registration) Shareholder Account
                                  #

When opening a new account by wire transfer, first telephone the Transfer Agent at 800-441-6580 to request an account number and furnish the Fund with a social security or other tax identification number. A completed application with signature(s) of registrant(s) must be filed with the Fund immediately subsequent to the initial wire. Federal Funds wires must be made in amounts of $250 or more. The bank will generally charge a fee for this wire. The Fund will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems.

SUBSEQUENT INVESTMENTS

Once a shareholder's account has been established, additional purchases may be made by sending a check payable to "First Mutual Fund" c/o FPS Services, Inc., P.O. Box 412797, Kansas City, MO 64141-2797. Please enclose the stub of the account statement and include the Fund account number on the check (as well as the attributable year for retirement plan investments, if applicable). Additional purchases may also be made through the Fund's Automatic Investment Plan which provides shareholders a convenient method to make regularly scheduled subsequent investments. See "SHAREHOLDER SERVICES."

                             REDEMPTION OF SHARES

IN GENERAL

The Trust will make your redemption proceeds available as promptly as possible and, in any event, within seven business days after your redemption order, in proper order, is received. For your redemption order to be in proper order, your order must include name as it appears on your account, your account number and a signature guarantee as required as described below. However, your redemption proceeds may be delayed if your purchased the shares to be redeemed by check (including certified or cashier checks) until such check has cleared and the Trust has collected good funds for your purchase. Such collection may take 15 days or more.

REDEMPTIONS BY WRITTEN REQUEST

Shareholders may redeem shares by mail by writing directly to the Transfer Agent at FPS Services, Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903, and requesting liquidation of all or any part of their shares. The redemption request must be signed exactly as the shareholder's name appears on the form of registration and must include the Fund account number. If shares are owned by more than one person, the redemption request must be signed by all owners exactly as their names appear in the registration. Shares registered in the name of corporations, trusts and fiduciaries can be redeemed only upon instructions of a duly authorized person. To protect the account, the Transfer Agent and the Fund from fraud, signature guarantees are required for certain redemptions. Signature guarantees are required for: (1) all redemptions of $25,000 or more; (2) any redemptions if the proceeds are to be paid to someone other than the person(s) or organization in whose name the account is registered; (3) any redemptions which request that the proceeds be wired to a bank (unless bank information was received at the time the account was established); and (4) requests to transfer the registration of shares to another owner. The Transfer Agent requires that signatures be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. The Transfer Agent cannot accept guarantees from notaries public. The Transfer Agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians.

                     THIS IS YOUR

                     INVESTMENT APPLICATION

                     Detach and Mail to:

                     FPS Services, Inc.
                     3200 Horizon Drive
                     P.O. Box 61503
                     King of Prussia, PA 19406-0903

                            INVESTMENT APPLICATION
-------------------------------------------------------------------------------
MAIL TO: FPS Services, Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903

1. INITIAL INVESTMENT ($250 MINIMUM)
-------------------------------------------------------------------------------
  FORM OF PAYMENT

  [ ] Check for $ enclosed (payable to "First Mutual Fund")

  [ ] BY WIRE* An initial purchase of $  was wired on  by
                          (Date)

  ---------------------------- to account #------------------------
  Name of your Bank or Broker               Number assigned by FPS

 * Before making an initial investment by wire,you must be assigned an account number by calling (800) 441-6580. Then have your local bank wire your funds to: UMB Bank, N.A., ABA #10-10-00695 for credit to FPS AC #98-7037-071-9
   (First Mutual Fund). Be sure to include your name and account number on the wire.
-------------------------------------------------------------------------------
    2. REGISTRATION (Please Print)
-------------------------------------------------------------------------------
  INDIVIDUAL

 ----------------------------------------------------     ---------------------
  First name        Middle   Initial        Last Name     Social Security #

 ---------------------------------------------------      ---------------------
  Jt. Owner First   Name*  Middle Initial  Last Name      Social Security #


  Citizen of:  [ ] United States  [ ] Other (Please Indicate)

  *(Joint ownership with rights of survivorship unless otherwise noted).
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
 GIFT TO MINORS

 ---------------------------------------------------------------------------
  Name of Custodian (Name one only)        As Custodian For (name one only)

  Under the           Uniform Gift to Minors Act      -------------------------
           -----------                                Minor's Social Security #
              State
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  CORPORATIONS, PARTNERSHIPS, TRUSTS AND OTHERS**

 ----------------------------------------------------------------------
  Name of Corporation, Partnership, Trust or Other

 ----------------------------------------------------------------------
   Tax I.D. #           Name of Trustee(s)            Date of Trust
  **Complete Corporate Resolution attached.
--------------------------------------------------------------------------------

3. MAILING ADDRESS OF RECORD AND TELEPHONE NUMBER(S)

   -----------------------------------------------------------------------------
      Street Address and Apt. No.         City        State        Zip

    (  )__________________________     (  )___________________________
        Residence Telephone Number         Business Telephone Number

4. DISTRIBUTION OPTIONS (Please indicate one)

    [ ] Reinvest (dividends & capital gains in additional shares).

    [ ] Cash Dividends (dividend in cash, capital gains in additional shares).

    [ ] All Cash (dividends & capital gains in cash).

5. SYSTEMATIC WITHDRAWAL PLAN (MINIMUM INITIAL INVESTMENT $5,000)

    A check in the amount of $ (minimum $50) will be sent to your address of record unless otherwise noted.

    Please select desired frequency:

    [ ] Monthly, prior to last day

    [ ] Quarterly, prior to last day of_______,________,________, and_______.

    [ ] Semi-Annual or Annual, prior to the last day of_____,_____, or______.

6. TELEPHONE PRIVILEGE: REDEMPTIONS; EXCHANGES BETWEEN FUNDS

   Check box if you want this service:

   I (We) authorize FPS Services, Inc. and/or Trainer, Wortham First Mutual Funds to act upon instructions received by telephone from me (us) to redeem shares or to exchange for shares of other Trainer, Wortham First Mutual Funds. I (we) understand an exchange is made by redeeming shares of one fund and using the proceeds to buy shares of another fund. Exchanges must be made into identically registered accounts. Redemption proceeds will be sent as indicated in this prospectus.

  *If not otherwise indicated below, only exchanges will be allowed.

 [ ] Redemption   [ ] Exchanges   [ ] Both

 Check one only, if none are checked all redemptions will be sent by check.

 [ ] All redemptions proceeds will be executed by an ACH transaction unless FPS
     Services, Inc. is notified otherwise in writing. There is no charge for ACH transactions. Allow 3 business days.

 [ ] All redemption proceeds will be executed by a FED Wire transaction unless
     FPS Services is notified otherwise in writing. There is a $9 charge for FED Wire transactions.

[ ] All redemption proceeds will be sent by check to the mailing address indicated below unless FPS Services is notified otherwise in writing.

All FED Wire and ACH transactions will be sent as indicated below. There will be no charge for ACH transactions. Any changes in ACH transactions must be made in writing to FPS Services, Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903. Please allow one month for ACH instructions to be effective.

(Notify your bank of your intent to establish this option on your bank account.)

  ------------------------------------------------------------------------------
      Bank Name                    Branch Office (if applicable)

  ------------------------------------------------------------------------------
      Bank Address (Do not use P.O. Box)       City       State       Zip Code

  ------------------------------------------------------------------------------
      Bank Wire Routing Number                 Name(s) on Your Bank Account

  ------------------------------------------------------------------------------
      Your Bank Account Number

Voided Personal Check or Deposit Slip Must Be Attached

7. SIGNATURE AND CERTIFICATION

   The following is required by Federal tax law to avoid 20% backup withholding, "By signing below, I certify under penalties of perjury that the social security or taxpayer identification number entered above is correct (or I am waiting for a number to be issued to me), and that I have not been notified by the IRS that I am subject to backup withholding unless I have checked the box." If you have been notified by the IRS that you are subject to backup withholding, check box [ ]. "The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding."

   Receipt of current prospectus is hereby acknowledged.

       -------------------------------------------------------------------------
       SIGNATURE      [ ] OWNER      [ ]CUSTODIAN    [ ] TRUSTEE    DATE

       -------------------------------------------------------------------------
       Signature of Joint Owner (if applicable)

8. INVESTMENT DEALER INFORMATION

  ------------------------------------------------------------------------------
       Name of Firm                 Rep Name & No.          Authorized Signature

  ------------------------------------------------------------------------------
      Street Address                 City            State            Zip

                                  RESOLUTIONS

(THIS SECTION TO BE COMPLETED BY CORPORATIONS, TRUSTS, AND OTHER ORGANIZATIONS).

RESOLVED: That this corporation or organization become a shareholder of First Mutual Fund of Trainer, Wortham First Mutual Funds (the "Trust") and that

-------------------------------------------------------------------------------

IS (ARE) AWARE HEREBY AUTHORIZED TO COMPLETE AND EXECUTE THE APPLICATION OF BEHALF OF THE CORPORATION OR ORGANIZATION AND TAKE ANY ACTION FOR IT AS MAY BE NECESSARY OR APPROPRIATE WITH RESPECT TO ITS SHAREHOLDERS ACCOUNT(S) WITH THE TRUST, AND IT IS FURTHER RESOLVED: THAT ANY ONE OF THE ABOVE-NOTED OFFICERS IS AUTHORIZED TO SIGN ANY DOCUMENTS NECESSARY OR APPROPRIATE TO APPOINT FPS SERVICES, INC. AS REDEMPTION AGENT OF THE CORPORATION OR ORGANIZATION FOR SHARES OF THE TRUST, TO ESTABLISH OR ACKNOWLEDGE TERMS AND CONDITIONS
GOVERNING THE REDEMPTION OF SAID SHARES OR TO OTHERWISE IMPLEMENT THE PRIVILEGES ELECTED ON THE APPLICATION.
-------------------------------------------------------------------------------

                                  CERTIFICATE

I hereby certify that the foregoing resolutions are in conformity with the Charter and By-Laws or other empowering documents of the ______________________
                                                          (Name of Corporation)

incorporated or formed under the laws of ______________________________________
                                                          (State)

and were adopted at a meeting of the Board or Trustees of the organization or corporation duly called and held on __________ at which a quorum was present and acting throughout, and that the same are now in full force and effect.

I further certify that the following is (are) the duly elected officer(s) of the corporation or organization, authorized to act in accordance with the foregoing resolutions.

Name                              Title  Name                             Title

---------------------------------------  ---------------------------------------
---------------------------------------  ---------------------------------------

Witness my hand and the seal of the corporation or organization this      day
of       , 19  .
_______________________________________  _______________________________________
*Secretary-Clerk                         Other Authorized Officer (if required)

*If the Secretary or other recording officer is authorized to act by the above resolutions, this certificate must also be signed by another officer.

Shares will be redeemed at the net asset value, next determined after receipt of a redemption request in proper form. Moreover, under the Act, the right of redemption may be suspended when (a) trading on the New York Stock Exchange is restricted or such Exchange is closed for other than weekends or holidays, (b) the Securities and Exchange Commission has by order permitted such suspension, or (c) an emergency exists making disposal of portfolio securities or valuation of net assets not reasonably practicable. When in the opinion of the Board of Trustees, conditions exist which make payments in cash on redemption unwise or undesirable, the Fund may make payment of redemption in securities.

The value of a shareholder's shares upon redemption may be more or less than their cost depending upon the value of the Fund's portfolio securities at the time of redemption.

REDEMPTIONS BY TELEPHONE

Shareholders who have so indicated on the application, or have subsequently arranged in writing to do so, may redeem shares by instructing the Transfer Agent by telephone at (800) 441-6580.

In order to arrange for redemption by wire or telephone after an account has been opened, or to change the bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent at the address listed under "Investing by Mail". Such requests must be signed by the shareholder, with signatures guaranteed (see "By Written Request" for details regarding signature guarantees). Further documentation may be requested from corporations, executors, administrators, trustees, or guardians.

The Fund reserves the right to refuse a wire or telephone redemption if it is believed advisable to do so. Procedures for redeeming Fund shares by wire or telephone may be modified or terminated at any time by the Fund. Neither the Fund nor any of their service contractors will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Fund will use such procedures as are considered reasonable, including requesting a shareholder to correctly state his or her Fund account number, the name in which his or her account is registered, his or her social security number, banking institution, bank account number, and the name in which his or her bank account is registered. To the extent that the Fund fails to use reasonable procedures to verify the genuineness of telephone instructions, it and/or its service contractors may be liable for any such instructions that prove to be fraudulent or unauthorized.

Shares of the Fund may be redeemed through certain broker-dealers, banks and bank trust departments who may charge the investor a transaction fee or other fee for their services at the time of redemption. Such fees would not otherwise be charged if the shares were redeemed directly from the Fund.

                              EXCHANGE OF SHARES

You may exchange your shares of any Series of the Trust for shares of either of the other Series at net asset value without the payment of any fee or charge in writing or by telephone. An exchange is considered a sale of shares and may result in capital gain or loss for federal income tax purposes. Before an exchange can be made, you must have received the current Prospectus for the Series into which you wish to exchange, and the exchange privilege may be exercised only in those states where shares of such Series, as the case may be, may legally be sold. If the Transfer Agent receives exchange instructions from you in writing or by telephone at (800) 441-6580, in good order by the Valuation Time on any Business Day, the exchange will be effected that day. For your exchange request to be in good order, your request must include your name as it appears on your account, your account number, the amount to be exchanged, the name of the Funds from which and to which the exchange is to be made and a signature guarantee as may be required. A written request by you for an exchange in excess of $25,000 must be accompanied by a signature guarantee as described under "REDEMPTION OF SHARES--By Written Request."

                             SHAREHOLDER SERVICES

The following special services are available to shareholders. An investor may change or stop these services at any time by written notice to the Fund.

AUTOMATIC INVESTMENT PLAN

The Fund has an Automatic Investment Plan which provides shareholders with a convenient method by which investors may have amounts deducted directly from their checking accounts for investment in the Fund. The minimum initial and subsequent investments for the Fund also apply when using this method of investing. To begin participating in this Plan, use the Automatic Investment Plan Application found in the back of this Prospectus.

SYSTEMATIC CASH WITHDRAWAL PLAN

The Fund has a Systematic Withdrawal Plan, which provides for voluntary automatic withdrawals of at least $50 monthly, quarterly, semi-annually or annually. In order to qualify for this option, dividends and capital gains must be reinvested.

RETIREMENT PLANS

The Fund has available an Individual Retirement Account for use by certain individuals who qualify (including earned income from self-employment). More detailed information about how to participate in this plan, the fees charged by the Custodian bank, and the limits on contributions can be found in the Statement of Additional Information or may be obtained by contacting the Fund at (800) 257-4414.

                                NET ASSET VALUE

The net asset value per share of capital stock of the Fund will be determined each business day on which the New York Stock Exchange is open for business as of the close of regular trading hours (currently 4:00 p.m. Eastern time) and for any other day (other than a day on which no shares are tendered for redemption and no order to purchase or sell any shares is received) during which there is a sufficient degree of trading in the Fund's portfolio securities that the Fund's net asset value per share might be materially affected. Determination of net asset value will be in accordance with generally accepted accounting principles and will be computed by dividing the value of the Fund's total net assets by the total number of shares outstanding. Securities traded on a securities exchange are valued at the last sale price prior to the time of computation or, if there have been no sales on that day, at the mean of their closing bid and asked prices. Securities not traded on a securities exchange but for which market quotations are readily available will be valued at the mean of their bid and asked prices, although securities traded over the counter on NASDAQ will be valued at their last sale price. Securities not traded on a securities exchange and other securities or assets for which market quotations are not readily available will be valued at fair value as determined in good faith by the Board of Trustees. Once the aggregate value of all securities has been determined, there will be added to this total the dollar amount of cash on hand and receivables and the value of all other assets. From the sum of the foregoing, the aggregate amount of all liabilities and all accrued expenses will be deducted to produce the total net asset value of all shares outstanding.

                              DIVIDENDS AND TAXES

The Fund intends to qualify annually to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As such, the Fund will not be subject to Federal income tax, or to any excise tax, to the extent its earnings are distributed as provided in the Code and by satisfying certain other requirements relating to the sources of its income and diversification of its assets.

The Fund intends to distribute substantially all of its net investment income and net capital gains. The Fund intends to distribute its net investment income at least annually and to distribute its net capital gains, if any, at least annually. Dividends from net investment income or net short-term capital gains will be taxable to you as ordinary income, whether received in cash or in additional shares.

The Fund permits any shareholder located in states where the Fund's shares are registered (regardless of the number of shares owned) to elect a Dividend Reinvestment Plan for the automatic reinvestment of all distributions. If a dividend is declared from net investment income or a capital gains distribution is declared from net capital gains, investors electing under the Dividend Reinvestment Plan are required to take such dividends or distribution in Fund shares rather than in cash. The full amount of the distribution will be invested and the shareholder will be credited with any full or fractional shares resulting. The investment under the Dividend Reinvestment Plan will be made at the current net asset value on the dividend payable date. Dividends and capital gains distributions will result in a taxable event for the investor even though invested in shares.

An investor may elect or terminate participation in the Dividend Reinvestment Plan at any time. Elections to participate must be made using the Investment Application. Termination can be made by written notice. Costs of the Plan will be borne by the Fund. There is no assurance that the Plan will result in a profit for an investor.

For corporate investors in the Fund, dividends from net investment income will generally qualify in part for the corporate dividends-received deduction. However, the portion of the dividends so qualified depends on the aggregate qualifying dividend income received by the Fund from domestic (U.S.) sources.

Distributions paid by the Fund from long-term capital gains, whether received in cash or in additional shares, are taxable to investors as long- term capital gains, regardless of the length of time an investor has owned shares in the Fund. The Fund does not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year. Also, if purchases of shares in a Fund are made shortly before the record date for a capital gains distribution or a dividend, a portion of the investment will be returned as a taxable distribution.

Dividends which are declared in October, November or December to shareholders of record in such a month but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by a Fund and received by the shareholder on December 31 of the calendar year in which they are declared.

A sale or redemption of shares of a Fund is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Any loss incurred on sale or exchange of a Fund's shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares.

In addition to Federal taxes, shareholders may be subject to state and local taxes on distributions. It is recommended that shareholders consult their tax advisers regarding specific questions as to Federal, state, local or foreign taxes.

Each year, the Fund will mail information to shareholders on the tax status of the Fund's dividends and distributions made to shareholders.

The Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your account registration form your proper taxpayer identification number and by certifying that you are not subject to backup withholding.

The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the Federal, state, local or foreign tax consequences of an investment in the Fund.

                            PERFORMANCE INFORMATION

From time to time, performance information regarding the Fund, such as total return, may be quoted in advertisements or in communications to shareholders. These performance quotations represent the Fund's past performance, and should not be considered as representative of future results. The Fund's total return may be calculated on an average annual and/or aggregate basis for various periods (which will be stated in all advertisements). Average annual total return reflects the average percentage change per year in the value of an investment in the Fund. Aggregate total return reflects the total percentage change over the stated period. In calculating total return, the assumption is made that dividends and capital gain distributions made by the Fund during the period are reinvested in additional shares.

Total return of the Fund may be compared to: other mutual funds with similar investment objectives; other relevant indices; rankings prepared by independent services; and financial or industry publications and/or other publications or services that monitor the performance of mutual funds, such as Lipper Analytical, CDA/Weisenberger, the Investment Company Institute, Morningstar, Inc., the Dow Jones Composite Average or its component indices and Standard & Poor's 500 Stock Index or its component indices, among others.

The principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

A graph comparing the increase in value of a $10,000 investment in First Mutual Fund with the performance of the Standard & Poor's 500 Index and a discussion of performance is included in the Fund's Annual Report dated June 30, 1996.

                              GENERAL INFORMATION

ORGANIZATION

First Mutual Fund is a separate, diversified, Series of Trainer, Wortham First Mutual Funds, a Delaware business trust organized pursuant to a Trust Instrument dated January 17, 1995. On October 1, 1996, the name of the Trust was changed from First Mutual Funds to its present name. The Trust is registered under the Act as an open-end management investment company commonly known as a mutual fund. The Trustees of the Trust may establish additional series or classes of shares of the Trust without the approval of shareholders. The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

DESCRIPTION OF SHARES

The Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. Shares of the Fund represent equal proportionate interests in the assets of the Fund only and have identical voting, dividend, redemption, liquidation and other rights. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other right to subscribe to any additional shares. Currently, there is only one class of shares issued by the Fund.

SHAREHOLDER MEETINGS

The Board of Trustees do not intend to hold annual meetings of shareholders of the Fund. The Board of Trustees has undertaken to the Securities and Exchange Commission, however, that they will promptly call a meeting for the purpose of voting upon the question of removal of any Trustee when requested to do so by holders of not less than 10% of the outstanding shares of the Fund. In addition, subject to certain conditions, shareholders of the Fund may apply to the Fund to communicate with other shareholders to request a shareholder's meeting to vote upon the removal of a Trustee or Trustees.

CERTAIN PROVISIONS OF TRUST INSTRUMENT

Under Delaware law, the shareholders of the Fund will not be personally liable for the obligations of the Trust; a shareholder is entitled to the same limitation of personal liability extended to shareholders of corporations.

SHAREHOLDER REPORTS AND INQUIRIES

Shareholders will receive annual financial statements which are audited by the Fund's independent accountants, Tait, Weller & Baker, as well as unaudited semi-annual financial statements. Shareholder inquiries should be addressed to First Mutual Fund, c/o FPS Services, Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903 or by calling (800) 257-4414.

                     AUTOMATIC INVESTMENT PLAN APPLICATION

                               HOW DOES IT WORK?

1. FPS Services, Inc., through our bank, UMB Bank, KC NA, draws an automatic clearing house (ACH) debit electronically against your personal checking account each month, according to your instructions.
2. Choose any amount ($50 or more) that you would like to invest regularly and your debit for this amount will be processed by FPS Services, Inc. as if you had written a check yourself.
3. Shares will be purchased and a confirmation sent to you.

                              HOW DO I SET IT UP?

1. Complete the forms and the Fund Application Form if you do not already have an existing account.
2. Mark one of your personal checks or deposit slips VOID, attach it to the forms below and mail to FPS Services, Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903.
3. As soon as your bank accepts your authorization, debits will be generated and your Automatic Investment Plan started. In order for you to have ACH debits from your account, your bank must be able to accept ACH transactions and/or be a member of an ACH association. Your branch manager should be able to tell you your bank's capability. We cannot guarantee acceptance by your bank.
4. Please allow one month for processing of your Automatic Investment Plan before the first debit occurs.
-------------------------------------------------------------------------------

                     AUTOMATIC INVESTMENT PLAN APPLICATION

To:  FPS Services, Inc.
     3200 Horizon Drive
     P.O. Box 61503
     King of Prussia, PA 19406-0903

Please start an Automatic Investment Plan for me and invest ____________________
                                                               ($50 or more)

on the[ ] 10th[ ] 15th[ ] 20th of each month, in shares of First Mutual Fund

Check one:
[ ] I am in the process of establishing an account.
 or
[ ] My account number is: _____________________________________________________

-------------------------------------------------------------------------------
Name as account is registered

-------------------------------------------------------------------------------
Street

-------------------------------------------------------------------------------
City                 State                 Zip

I understand that my ACH debit will be dated on the day of each month as indicated above or as specified by written request. I agree that if such debit is not honored upon presentation, FPS Services, Inc. may discontinue this service and any share purchase made upon deposit of such debit may be cancelled. I further agree that if the net asset value of the shares purchased with such debit is less when said purchase is canceled than when the purchase was made, FPS Services, Inc. shall be authorized to liquidate other shares or fractions thereof held in my account to make up the deficiency. This Automatic Investment Plan may be discontinued by FPS Services, Inc. upon 30-days written notice or at any time by the investor by written notice to FPS Services, Inc. which is received not later than 5 business days prior to the above designed investment date.

Signature(s):
              ---------------------------------
              ---------------------------------

                     AUTOMATIC INVESTMENT PLAN APPLICATION

                        BANK REQUEST AND AUTHORIZATION

TO:
  ----------------------------------------------  -----------------------------
  Name of Your Bank                               Bank Checking Account Number
  ----------------------------------------------------------------------------
  Address of Bank or Branch Where Account is Maintained

  As a convenience to me, please honor ACH debits on my account drawn by FPS Services, Inc., UMB Bank, KC NA and payable to "FIRST MUTUAL FUND."

  I agree that your rights with respect to such debit shall be the same as if it were a check drawn upon you and signed personally by me. This authority shall remain in effect until you receive written notice from me changing its terms or revoking it, and until you actually receive such notice, I agree that you shall be fully protected in honoring such debit.

  I further agree that if any debit is dishonored, whether with or without cause or whether intentionally or inadvertently, you shall be under no liability whatsoever.

  DEPOSITOR'S
                    --------------------------------------------------
                    Signature of Bank Depositor(s) as shown on bank records.

  NOTE: Your bank must be able to accept ACH transactions and/or be a member of an ACH association in order for your to use this service.
-------------------------------------------------------------------------------

                           INDEMNIFICATION AGREEMENT

  TO:The Bank Named Above

  So that you may comply with your Depositor's request and authorization, TRAINER, WORTHAM FIRST MUTUAL FUNDS agrees as follows:

  1. To indemnify and hold you harmless from any loss you may suffer arising from or in connection with the payment by you of a debit drawn by FPS Services, Inc. to the order of FIRST MUTUAL FUND designated on the account of your depositor(s) executing the authorization including any costs or expenses reasonably incurred in connection with such loss. TRAINER, WORTHAM FIRST MUTUAL FUNDS will not, however, indemnify you against any loss due to your payment of any debit generated against insufficient funds.

  2. To refund to you any amount erroneously paid to you to FPS Services, Inc. on any such debit if claim for the amount of such erroneous payment is made by you within 3 months of the date of such debit on which erroneous payment was made.

                      TRAINER, WORTHAM FIRST MUTUAL FUNDS
                     TRAINER, WORTHAM EMERGING GROWTH FUND
                          845 THIRD AVENUE, 6TH FLOOR
                              NEW YORK, NY 10022
                                (800) 257-4414

                                  PROSPECTUS
                                OCTOBER 1, 1996

Trainer, Wortham First Mutual Funds (the "Trust") is an open-end, management investment company which currently offers shares of three series: First Mutual Fund; Trainer, Wortham Emerging Growth Fund; and Trainer, Wortham Total Return Bond Fund (individually and collectively, the "Series"). Each Series has distinct investment objectives and policies.

This prospectus pertains only to Trainer, Wortham Emerging Growth Fund (the "Fund"). The Fund's investment objective is to seek capital appreciation through investments in the common stock of emerging growth companies which are defined by the Advisor as companies achieving or about to achieve rapid earnings growth with weighted average market capitalizations of approximately $1 billion. Trainer, Wortham & Co., Inc. (the "Advisor") serves as the Fund's investment advisor.

The minimum initial investment for the Fund is $250. Subsequent investments will be accepted in minimum amounts of $50.00

This Prospectus sets forth concisely the information a prospective investor should know before investing in the Fund. Investors should read this Prospectus and retain it for future reference. Additional information about the Fund, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission and is available upon request without charge by calling or writing to the Fund at the telephone number or address shown above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
EXPENSE INFORMATION........................................................   3
INVESTMENT OBJECTIVE AND POLICIES..........................................   4
INVESTMENT STRATEGIES AND RISK CONSIDERATIONS..............................   5
MANAGEMENT OF THE FUND.....................................................   8
 THE BOARD OF TRUSTEES.....................................................   8
 THE INVESTMENT ADVISOR....................................................   8
 ADMINISTRATOR.............................................................   9
 DISTRIBUTOR...............................................................   9
 TRANSFER AGENT/ACCOUNTING SERVICES AGENT/CUSTODIAN........................   9
DISTRIBUTION PLAN..........................................................  10
BROKERAGE..................................................................  10
PURCHASE OF SHARES.........................................................  11
REDEMPTION OF SHARES.......................................................  13
EXCHANGE OF SHARES.........................................................  15
SHAREHOLDER SERVICES.......................................................  15
NET ASSET VALUE............................................................  16
DIVIDENDS AND TAXES........................................................  16
PERFORMANCE INFORMATION....................................................  18
GENERAL INFORMATION........................................................  19

UNDERWRITER:                                                           ADVISOR:
                                                   Trainer, Wortham & Co., Inc.
FPS Broker Services, Inc.
                                                               845 Third Avenue
3200 Horizon Drive
                                                             New York, NY 10022
P.O. Box 61503
                                                                 (800) 775-0604
King of Prussia, PA 19406-0903
(800) 257-4414

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

FOR MORE DETAILED INFORMATION ABOUT THE ITEMS DISCUSSED IN THIS PROSPECTUS, A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO THE FUND AT 845 THIRD AVENUE, 6TH FLOOR, NEW YORK, NY 10022, OR BY CALLING (800) 257-4414.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                              EXPENSE INFORMATION

Below is a summary of the Fund's estimated operating expenses. A hypothetical example based on the summary is also shown.

ANNUAL FUND OPERATING EXPENSES (1)
(as a percentage of average net assets):

Management Fees (after fee waiver) (2).................................... 0.00%
12b-1 Fees................................................................ 0.50%
Other Expenses ........................................................... 0.75%
                                                                           -----
Total Fund Operating Expenses (after fee waiver) (2)...................... 1.25%
                                                                           =====

                                                               1 YEAR 3 YEARS
EXAMPLE:                                                       ------ -------
An investor would pay the following expenses on a $1,000
investment assuming (1) a 5% annual return and (2) redemption
at the end of each period                                       $13     $40

  (1) Trainer, Wortham Emerging Growth Fund will commence investment operations on or about October 1, 1996. The expenses shown are those expected to be incurred for the Fund's first fiscal period.

  (2) Based on estimated expenses for the current fiscal year, the Advisor has voluntarily elected to waive its investment advisory fee and/or assume certain expenses of the Fund other than brokerage fees, extraordinary items and taxes to the extent Total Fund Operating Expenses exceed 1.25%. Such waiver may be discontinued at the discretion of the Advisor after the funds net assets exceed $7.5 million. Without such waiver, Management Fees stated above would be 1.25%. Other Expenses would remain the same and Total Fund Operating Expenses are estimated to be 2.50%.

THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

The purpose of the tables above is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The Fund does not impose any sales load, redemption or exchange fees; however, the transfer agent currently charges investors who request redemptions by wire transfer a fee of $9 for each transaction. For more complete descriptions of the various costs and expenses, see the sections entitled "Management of the Fund," and "Distribution Plan."

                       INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is to seek capital appreciation through investments in the common stock of emerging growth companies. Emerging growth companies are defined by the Advisor as companies that are achieving, or about to achieve, rapid earnings growth due to a new product, a new industry, technological innovation, new management, or a novel strategic corporate positioning, among other factors. The weighted average market capitalization of holdings in the Fund will be approximately $1 billion. The Fund seeks to outperform equity returns generated by relevant benchmark indices such as the Russell 2500 index and S & P 600 Small-cap Index, as well as, mutual fund indices for funds with comparable investment objectives. The Fund seeks to meet this objective by employing proprietary, fundamental, technical and valuation analysis in the selection of small capitalization, publicly traded U.S. companies. Due to the inherent risk in any investment program, the Fund cannot ensure that its investment objectives will be realized. The value of a Fund share will fluctuate as the value of the securities in the Fund's portfolio fluctuate.

The Fund will normally invest at least 95% of the value of its total assets (except when maintaining a temporary defensive position) in the common stock of emerging growth companies as defined above. The Fund will invest in companies that are achieving rapid earnings growth either as the result of new products, a new corporate operating strategy, technological innovation, financial recapitalization or new management among other factors. In general, companies achieving strong earnings growth have higher near-term appreciation potential than companies that are growing more slowly, out-of-favor "value" stocks, or cyclical stocks. The Fund will seek to limit risk by investing only in companies that can be accumulated at what the Advisor deems reasonable valuations, and by avoiding situations in which financial distress is apparent or imminent. The Fund will also contain risk through diversification; no single investment will constitute more than 5% of the Fund at cost.

When in the opinion of the Advisor, a defensive investment posture is warranted, the Fund is permitted to invest temporarily and without limitation in U.S. Government obligations, money market instruments (such as U.S. Treasury bills, commercial paper, certificates of deposit and banker's acceptances) and repurchase agreements. Assets so invested will be productive and yet readily available (when markets are deemed attractive) for reinvestment in accordance with the Fund's principal investment policies.

The equity securities in which the Fund invests will be traded on a national securities exchange or traded in the over-the-counter market. Up to 15% of the Fund's net assets may be invested in foreign securities in the form of American Depository Receipts ("ADRs"). The Fund does not expect to invest in unsponsored ADRs. See "INVESTMENT STRATEGIES AND RISK CONSIDERATIONS."

Although the Fund's portfolio is professionally managed, the Fund may suffer a loss on investments resulting in a lower net asset value. The likelihood of loss is greater than that for funds with more conservative investment objectives.

                 INVESTMENT STRATEGIES AND RISK CONSIDERATIONS

Shareholders should understand that all investments involve risk and there can be no guarantee against loss resulting from an investment in the Fund, nor can there be any assurance that the Fund's investment objective will be attained.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with respect to permissible portfolio securities. Under the terms of a repurchase agreement, the Fund would acquire securities from financial institutions such as banks and registered broker-dealers which the Advisor deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of then-current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than 102% of the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. It is the intent of the Fund to utilize repurchase agreements to invest idle funds for short periods of time. Securities subject to repurchase agreements will be held by the Fund's Custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Fund under the Investment Company Act of 1940, as amended (the "Act").

AMERICAN DEPOSITORY RECEIPTS ("ADRS")

Investments in foreign securities are subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. Such risks include potential political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Such securities may be subject to greater fluctuations in price than securities issued by United States corporations or issued or guaranteed by the U.S.

Government, its agencies or instrumentalities. The markets on which such securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the United States. In addition, there may be less publicly available information about a foreign company than about a United States domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the U.S. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks and domestic issuers.

For many foreign securities, dollar-denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in stock of foreign issuers, the Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, whose standards are more uniform and more exacting than those to which many foreign issuers may be subject. The Fund may also invest in European Depository Receipts, or EDRs, which are receipts evidencing an arrangement with a European bank similar to that for ADRs and are designed for use in the European securities markets.

Certain ADRs and EDRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

ILLIQUID SECURITIES

The Fund will not invest more than 10% of the value of its net assets in securities that are illiquid because of restrictions on transferability or other reasons. Repurchase agreements with deemed maturities in excess of seven days and securities that are not registered under the Securities Act of 1933 (the "1933 Act") but that may be purchased by institutional buyers pursuant to Rule 144A under the 1933 Act are subject to this 10% limit. Rule 144A allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public by establishing a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.

MONEY MARKET INSTRUMENTS

The Fund may invest, in the following types of money market instruments, each of which at the time of purchase must have or be deemed to have under rules of the Securities and Exchange Commission remaining maturities of 13 months or less. The Fund may invest in money market instruments and debt securities, including bank obligations and commercial paper, which are at least comparable in quality to the Fund's other investments. Bank obligations may include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits earning a specified return, issued for a definite period of time by a U.S. bank that is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation, or by a savings and loan association or savings bank that is insured by the Federal Deposit Insurance Corporation. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. Investments by the Fund in non-negotiable time deposits are limited to no more than 5% of its total assets at the time of purchase.

U.S. TREASURY SECURITIES

U.S. Treasury securities include Treasury bills, Treasury notes and Treasury bonds that differ in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years.

U.S. GOVERNMENT SECURITIES

In addition to U.S. Treasury securities, U.S. Government securities include securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Principal and interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

                            MANAGEMENT OF THE FUND

THE BOARD OF TRUSTEES

Under Delaware law, the business and affairs of the Trust are managed under the direction of the Board of Trustees. There are currently eight Trustees, five of whom are not "interested persons" of the Trust within the meaning of that term under the Act. The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations. The Statement of Additional Information contains the name and background information regarding each Trustee.

THE INVESTMENT ADVISOR

Trainer, Wortham & Co., Inc. (the "Advisor"), with offices at 845 Third Avenue, New York, NY 10022 is the Trust's investment advisor and manager and is registered as an investment advisor under the Investment Advisors Act of 1940, as amended.

The Advisor, organized in 1990, continues an investment counseling business which began in 1924 as Trainer & Associates. The Advisor supervises approximately $1.7 billion in investment accounts and is owned entirely by the officers active in the day-to-day management of portfolios. By reason of his ownership of 45% of the Advisor's stock, Charles V. Moore may be said to be a "controlling person" of that firm.

Pursuant to an investment advisory agreement with the Trust on behalf of the Fund, the Advisor receives an annual fee, accrued daily and paid monthly, of 1.25% of the Fund's average daily net assets. This fee is higher than the advisory fee paid by most other funds; however, this fee is comparable to those of other mutual funds with similar investment objectives. From time to time, the Advisor may waive receipt of its fees and/or voluntarily assume certain Fund expenses, which would have the effect of lowering the Fund's expense ratio and increasing the yield to investors at the time such amounts are waived or assumed, as the case may be. The Fund will not reimburse the Advisor at a later time for the expenses assumed.

Subject to the general supervision of the Board of Trustees, and in accordance with the Fund's investment objective, policies, and restrictions, the Advisor manages the Fund's investment portfolio, makes decisions with respect to and places orders for all purchases and sales of the portfolio securities. David
P. Como is the President of the Trust. Robert R. Douglass, Jr. is the Vice-President and Portfolio Manager of the Fund. Mr. Douglass has been a Managing Director of the Advisor since August, 1994. Prior to August, 1994, Mr. Douglass served as Assistant Vice-President at Warburg, Pincus Counsellors, Inc.

ADMINISTRATOR

The Trust, on behalf of the Fund, has entered into an administrative services agreement (the "Administration Agreement") with FPS Services, Inc. ("FPS"), 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903, pursuant to which the administrator receives a fee accrued daily and paid monthly of 0.15% of the value of such Fund's first $50 million of total average net assets; 0.10% of the value of such Fund's next $50 million of total average net assets; and 0.05% of the value of such Fund's total average net assets in excess of $100 million, subject to an annual minimum fee of $72,000 for the Trust.

The term of the Administration Agreement is two years and shall continue in force each year thereafter, so long as such continuance is approved (i) by FPS; (ii) by vote, cast in person at a meeting called for the purpose, of a majority of the Board of Trustees who are not parties to the Administration Agreement or interested persons (as defined in the Act) of any such party, and
(iii) by vote of a majority of the Board of Trustees or a majority of the Fund's outstanding voting securities. The Fund and FPS may terminate the Administration Agreement at any time without penalty upon giving the other party 120 days written notice. The Administration Agreement shall automatically terminate in the event of its assignment.

The services FPS provides to the Fund include: coordinating and monitoring of any third parties furnishing services; providing the necessary office space, equipment and personnel to perform administrative and clerical functions; preparing, filing and distributing of proxy materials, periodic reports to shareholders, registration statements and other documents; organizing of board meetings; and responding to shareholder inquiries.

DISTRIBUTOR

FPS Broker Services, Inc. ("FPSB") serves as the Fund's Distributor on a best efforts basis. FPSB is an affiliated company of FPS inasmuch as both are under common ownership.

TRANSFER AGENT AND ACCOUNTING SERVICES AGENT

FPS also serves as the Fund's Transfer Agent, Dividend Disbursing Agent, Redemption Agent and Accounting Services Agent. In such capacities, FPS is responsible for providing record-keeping and administrative services (including calculation of net asset value) and for processing share purchases and redemptions. Correspondence relating to purchases and redemptions of Fund shares, or to dividend payments or reinvestment, should be addressed to FPS Services, Inc.

CUSTODIAN

UMB Bank, n.a., Kansas City, MO is Custodian for the securities and cash of the Fund.

                               DISTRIBUTION PLAN

The Shareholders of the Fund adopted a Plan of Distribution (the "Plan"), effective October 1, 1996, pursuant to Rule 12b-1 under the Act, which was approved by the Board of Trustees on July 25, 1996. The Plan permits the Fund to pay certain expenses associated with the distribution of its shares. The Plan provides that the Fund will reimburse FPSB for actual distribution and shareholder servicing expenses incurred by FPSB not exceeding, on an annual basis, 0.50% of the Fund's average daily net assets. Amounts expended by FPSB, but not reimbursed by the Fund, in any year will not be a continuing liability of the Fund in subsequent years. Because the Fund reimburses FPSB only for actual expenditures, FPSB realizes no profit from the Plan. The Plan may be terminated by either party at any time and the Fund shall have no liability for expenses that were not reimbursed as of the date of termination.

All such payments made pursuant to the Plan shall be made for the purpose of promoting the sale of shares or other such distribution related expenses, including any distribution or service fees paid to securities dealers, investment advisors, financial planners, and others, who have executed a selling or services agreement with FPSB. Distribution expenses which are attributable to a particular Series will be charged against that Series' assets. Distribution expenses which are attributable to more than one Series will be allocated among the Series in proportion to their relative net assets.

                                   BROKERAGE

The Advisor will attempt to place portfolio transactions for the Fund with those brokers and dealers who will execute orders in an effective manner at the most favorable price. When the execution and price offered by two or more brokers or dealers are comparable, the Advisor may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide research advice and other services. The Advisor may give consideration to sale of shares of the Fund as a factor in the selection of brokers and dealers to execute Fund portfolio transactions subject to seeking best price and execution. The Fund may pay brokerage commissions to brokers which are affiliated with Officers and Trustees of the Fund, provided that such transactions are in compliance with Section 17(e)(2) of the Act.

PORTFOLIO TURNOVER

The rate of portfolio turnover will depend on the investment strategy implemented by the Advisor for the Fund which will vary over any given time period, but may be influenced by the following: general market conditions; valuation analysis; market volatility; and technical analysis. It is not the policy of the Fund to invest with the goal of generating short-term trading profits, rather the Fund seeks to generate long-term capital appreciation when possible by holding investments over a full market cycle, which in the opinion of the Advisor is normally 2-3 years. It is anticipated that the Fund's investment objectives and strategy will result in a portfolio turnover rate of less than 100% over the course of a fiscal year, however market conditions may cause turnover to exceed 100% in certain years.

                              PURCHASE OF SHARES

Shares are offered for sale by the Fund on a continuous basis at the Fund's net asset value. Purchasers of the Fund's shares pay no "sales load" or underwriting commission, although broker-dealers effecting purchases or sales of Fund shares for their customers may charge a service fee in connection therewith. The minimum initial investment in the Fund is $250.00. Existing shareholders may purchase additional shares with a minimum purchase of $50 per transaction.

Purchases of the Fund are made at the net asset value per share next determined after receipt by FPS as Transfer Agent of a purchase order in good order. Thus, for orders received in good order before 4:00 p.m. (Eastern time), the public offering price will be the net asset value as of 4:00 p.m. (Eastern time) that day. Orders for Fund shares received after 4:00 p.m. (Eastern time) will be purchased at the next-determined net asset value determined on the business day following receipt of the order.

INVESTING BY TELEPHONE

The Fund may accept telephone orders from broker-dealers or service organizations which have been previously approved by the Trust. It is the responsibility of such broker-dealers or service organizations to promptly forward purchase orders and payments for same to the Fund. Shares of the Fund may be purchased through broker-dealers, banks and bank trust departments which may charge the investor a transaction fee or other fee for their services at the time of purchase. Such fees would not otherwise be charged if the shares were purchased directly from the Fund.

INVESTING BY MAIL

Prospective shareholders may purchase shares of the Fund by completing and signing the "Investment Application" enclosed with this Prospectus and sending the application, together with a check payable to Trainer, Wortham Emerging Growth Fund, c/o FPS

Services, Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903. Except as noted below, purchases without full payment will not be processed until payment is received. The ownership of shares shall be recorded on the books of the Transfer Agent in an account under the shareholder's name. A confirmation of the purchase will be issued showing the account number and number of shares owned.

INVESTING BY WIRE

Shares may also be purchased by instructing the bank to wire Federal Funds to the Transfer Agent. Federal Funds are monies of member banks within the Federal Reserve System. The bank must include the full name(s) in which the account is registered and the Fund account number, and should address its wire as follows:

   UMB BANK KC NA
   ABA # 10-10-00695
   FOR: FPS SERVICES, INC.
   A/C 98-7037-071-9
   FBO "Trainer, Wortham Emerging Growth Fund,"
   Account of (exact name(s) of account registration)
   Shareholder Account #________________________

When opening a new account by wire transfer, first telephone the Transfer Agent at 800-441-6580 to request an account number and furnish the Fund with a social security or other tax identification number. A completed application with signature(s) of registrant(s) must be filed with the Fund immediately subsequent to the initial wire. Federal Funds wires must be made in amounts of $250 or more. The bank will generally charge a fee for this wire. The Fund will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems.

SUBSEQUENT INVESTMENTS

Once a shareholder's account has been established, additional purchases may be made by sending a check payable to "Trainer, Wortham Emerging Growth Fund" c/o FPS Services, Inc., P.O. Box 412797, Kansas City, MO 64141-2797. Please enclose the stub of the account statement and include the Fund account number on the check (as well as the attributable year for retirement plan investments, if applicable). Additional purchases may also be made through the Fund's Automatic Investment Plan which provides shareholders a convenient method to make regularly scheduled subsequent investments. See "SHAREHOLDER SERVICES".

                             REDEMPTION OF SHARES

IN GENERAL

The Trust will make your redemption proceeds available as promptly as possible and, in any event, within seven business days after your redemption order, in proper order, is received. For your redemption order to be in proper order, your order must include name as it appears on your account, your account number and a signature guarantee as required as described below. However, your redemption proceeds may be delayed if your purchased the shares to be redeemed by check (including certified or cashier checks) until such check has cleared and the Trust has collected good funds for your purchase. Such collection may take 15 days or more.

REDEMPTIONS BY WRITTEN REQUEST

Shareholders may redeem shares by mail, by writing directly to the Transfer Agent at FPS Services, Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903, and requesting liquidation of all or any part of their shares. The redemption request must be signed exactly as the shareholder's name appears on the form of registration and must include the Fund account number. If shares are owned by more than one person, the redemption request must be signed by all owners exactly as their names appear in the registration. Shares registered in the name of corporations, trusts and fiduciaries can be redeemed only upon instructions of a duly authorized person. To protect the account, the Transfer Agent and the Fund from fraud, signature guarantees are required for certain redemptions. Signature guarantees are required for: (1) all redemptions of $25,000 or more; (2) any redemptions if the proceeds are to be paid to someone other than the person(s) or organization in whose name the account is registered; (3) any redemptions which request that the proceeds be wired to a bank (unless bank information was received at the time the account was established); and (4) requests to transfer the registration of shares to another owner. The Transfer Agent requires that signatures be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. The Transfer Agent cannot accept guarantees from notaries public. The Transfer Agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians.

Shares will be redeemed at the net asset value, next determined after receipt of a redemption request in proper form. Moreover, under the Act, the right of redemption may be suspended when (a) trading on the New York Stock Exchange is restricted or such Exchange is closed for other than weekends or holidays, (b) the Securities and Exchange Commission has by order permitted such suspension, or (c) an emergency exists making disposal of portfolio securities or valuation of net assets not reasonably practicable. When in the opinion of the Board of Trustees, conditions exist which make payments in cash on redemption unwise or undesirable, the Fund may make payment on redemption in securities.

The value of a shareholder's shares upon redemption may be more or less than their cost depending upon the value of the Fund's portfolio securities at the time of redemption.

REDEMPTIONS BY TELEPHONE

Shareholders who have so indicated on the application, or have subsequently arranged in writing to do so, may redeem shares by instructing the Transfer Agent by telephone at (800) 441-6580.

In order to arrange for redemption by wire or telephone after an account has been opened, or to change the bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent at the address listed under "Investing by Mail." Such requests must be signed by the shareholder, with signatures guaranteed (see "By Written Request" for details regarding signature guarantees). Further documentation may be requested from corporations, executors, administrators, trustees, or guardians.

The Fund reserves the right to refuse a wire or telephone redemption if it is believed advisable to do so. Procedures for redeeming Fund shares by wire or telephone may be modified or terminated at any time by the Fund. Neither the Fund nor any of their service contractors will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Fund will use such procedures as are considered reasonable, including requesting a shareholder to correctly state his or her Fund account number, the name in which his or her account is registered, his or her social security number, banking institution, bank account number, and the name in which his or her bank account is registered. To the extent that the Fund fails to use reasonable procedures to verify the genuineness of telephone instructions, it and/or its service contractors may be liable for any such instructions that prove to be fraudulent or unauthorized.

Shares of the Fund may be redeemed through certain broker-dealers, banks and bank trust departments who may charge the investor a transaction fee or other fee for their services at the time of redemption. Such fees would not otherwise be charged if the shares were redeemed directly from the Fund.

                     THIS IS YOUR
                     INVESTMENT APPLICATION
                     Detach and Mail to:
                     FPS Services, Inc.
                     3200 Horizon Drive
                     P.O. Box 61503
                     King of Prussia, PA 19406-0903

                            INVESTMENT APPLICATION
-------------------------------------------------------------------------------
MAIL TO: FPS Services, Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903

1. INITIAL INVESTMENT ($250 MINIMUM)
-------------------------------------------------------------------------------
     FORM OF PAYMENT

     [_] Check for $ enclosed (payable to "Trainer, Wortham Emerging Growth
         Fund")

     [_] BY WIRE* An initial purchase of $           was wired on            by
                                          -----------            ------------
                                                                    (Date)

                                 to account #
  -------------------------------            ------------------------------
    Name of your Bank or Broker                 Number assigned by F/P/S

  * Before making an initial investment by wire, you must be assigned an account number by calling (800) 441-6580. Then have your local bank wire your funds to: UMB Bank, N.A., ABA #10-10-00695 for credit to FPS AC #98-7037-071-9
    (Trainer, Wortham Emerging Growth Fund). Be sure to include your name and account number on the wire.
--------------------------------------------------------------------------------

2. REGISTRATION (Please Print)
--------------------------------------------------------------------------------
     INDIVIDUAL

     ---------------------------------------------------     ------------------
     First name             Middle Initial     Last Name      Social Security #

     ---------------------------------------------------     ------------------
     Jt. Owner First Name*  Middle Initial     Last Name      Social Security #

     Citizen of:  [_] United States  [_] Other (Please Indicate)
                                                                ------------
     *  (Joint ownership with rights of survivorship unless otherwise noted).

--------------------------------------------------------------------------------
   GIFT TO MINORS


     ---------------------------------------------------------------------------
     Name of Custodian (Name one only)          As Custodian For (name one only)

     Under the               Uniform Gift to Minors Act
              ---------------                          -------------------------
                    State                              Minor's Social Security #

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     CORPORATIONS, PARTNERSHIPS, TRUSTS AND OTHERS**

     ---------------------------------------------------------------------------
     Name of Corporation, Partnership, Trust or Other

     ---------------------------------------------------------------------------
     Tax I.D. #              Name of Trustee(s)                Date of Trust

     **Complete Corporate Resolution attached.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
3. MAILING ADDRESS OF RECORD AND TELEPHONE NUMBER(S)

     ---------------------------------------------------------------------------
     Street Address and Apt. No.           City          State          Zip

     (  )                              (  )
          --------------------------        --------------------------
          Residence Telephone Number        Business Telephone Number
--------------------------------------------------------------------------------

4. DISTRIBUTION OPTIONS (Please indicate one)
--------------------------------------------------------------------------------
     [_] Reinvest (dividends & capital gains in additional shares).

     [_] Cash Dividends (dividend in cash, capital gains in additional shares).

     [_] All Cash (dividends & capital gains in cash).
--------------------------------------------------------------------------------

5. SYSTEMATIC WITHDRAWAL PLAN (MINIMUM INITIAL INVESTMENT $5,000)
--------------------------------------------------------------------------------
     A check in the amount of $               (minimum $50) will be sent to
                               --------------
     your address of record unless otherwise noted.

     Please select desired frequency:

     [_] Monthly, prior to last day

     [_] Quarterly, prior to last day of              ,            ,           ,
                                            ----------   ----------  ----------
         and           .
             ----------
     [_] Semi-Annual or Annual, prior to the last day of           ,           ,
                                                         ----------  ----------
         or          .
           ----------
--------------------------------------------------------------------------------

6. TELEPHONE PRIVILEGE: REDEMPTIONS; EXCHANGES BETWEEN FUNDS
--------------------------------------------------------------------------------
     Check box if you want this service:

     I (We) authorize FPS Services, Inc. and/or Trainer, Wortham First Mutual Funds to act upon instructions received by telephone from me (us) to redeem shares or to exchange for shares of other Trainer, Wortham First Mutual Funds. I (we) understand an exchange is made by redeeming shares of one fund and using the proceeds to buy shares of another fund. Exchanges must be made into identically registered accounts. Redemption proceeds will be sent as indicated in this prospectus.

     *If not otherwise indicated below, only exchanges will be allowed.

     [_] Redemption       [_] Exchanges   [_] Both

     Check one only, if none are checked all redemptions will be sent by check.

     [_] All redemptions proceeds will be executed by an ACH transaction unless
         FPS Services, Inc. is notified otherwise in writing. There is no charge for ACH transactions. Allow 3 business days.

     [_] All redemption proceeds will be executed by a FED Wire transaction unless FPS Services is notified otherwise in writing. There is a $9 charge for FED Wire transactions.

     [_] All redemption proceeds will be sent by check to the mailing address indicated below unless FPS Services is notified otherwise in writing.

     All FED Wire and ACH transactions will be sent as indicated below. There will be no charge for ACH transactions. Any changes in ACH transactions must be made in writing to FPS Services, Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903. Please allow one month for ACH instructions to be effective.

     (Notify your bank of your intent to establish this option on your bank account.)

     ---------------------------------------------------------------------------
         Bank Name                       Branch Office (if applicable)

     ---------------------------------------------------------------------------
      Bank Address (Do not use P.O. Box)    City       State       Zip Code

     ---------------------------------------------------------------------------
      Bank Wire Routing        Name(s) on Your             Your Bank Account
           Number               Bank Account                     Number

     Voided Personal Check or Deposit Slip Must Be Attached
--------------------------------------------------------------------------------

7. SIGNATURE AND CERTIFICATION
-------------------------------------------------------------------------------
   THE FOLLOWING IS REQUIRED BY FEDERAL TAX LAW TO AVOID 20% BACKUP WITHHOLDING, "BY SIGNING BELOW, I CERTIFY UNDER PENALTIES OF PERJURY THAT THE SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER ENTERED ABOVE IS CORRECT (OR I AM WAITING FOR A NUMBER TO BE ISSUED TO ME), AND THAT I HAVE NOT BEEN NOTIFIED BY THE IRS THAT I AM SUBJECT TO BACKUP WITHHOLDING UNLESS I HAVE CHECKED THE BOX." IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING, CHECK BOX [ ]. "THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING."

   RECEIPT OF CURRENT PROSPECTUS IS HEREBY ACKNOWLEDGED.

   -----------------------------------------------------------------
   SIGNATURE   [_] OWNER   [_] CUSTODIAN   [_] TRUSTEE      DATE

   -----------------------------------------------------------------
   SIGNATURE OF JOINT OWNER (IF APPLICABLE)

--------------------------------------------------------------------------------

8. INVESTMENT DEALER INFORMATION
--------------------------------------------------------------------------------

     ---------------------------------------------------------------------------
     Name of Firm                 Rep Name & No.       Authorized Signature

     ---------------------------------------------------------------------------
     Street Address                            City            State      Zip

--------------------------------------------------------------------------------

                                  RESOLUTIONS

(THIS SECTION TO BE COMPLETED BY CORPORATIONS, TRUSTS, AND OTHER ORGANIZATIONS).

RESOLVED: That this corporation or organization become a shareholder of Trainer, Wortham Emerging Growth Fund of Trainer, Wortham First Mutual Funds (the "Trust") and that

-------------------------------------------------------------------------------

IS (ARE) AWARE HEREBY AUTHORIZED TO COMPLETE AND EXECUTE THE APPLICATION OF BEHALF OF THE CORPORATION OR ORGANIZATION AND TAKE ANY ACTION FOR IT AS MAY BE NECESSARY OR APPROPRIATE WITH RESPECT TO ITS SHAREHOLDERS ACCOUNT(S) WITH THE TRUST, AND IT IS FURTHER RESOLVED: THAT ANY ONE OF THE ABOVE-NOTED OFFICERS IS AUTHORIZED TO SIGN ANY DOCUMENTS NECESSARY OR APPROPRIATE TO APPOINT FPS SERVICES, INC. AS REDEMPTION AGENT OF THE CORPORATION OR ORGANIZATION FOR SHARES OF THE TRUST, TO ESTABLISH OR ACKNOWLEDGE TERMS AND CONDITIONS
GOVERNING THE REDEMPTION OF SAID SHARES OR TO OTHERWISE IMPLEMENT THE PRIVILEGES ELECTED ON THE APPLICATION.
===============================================================================


                                  CERTIFICATE

I hereby certify that the foregoing resolutions are in conformity with the Charter and By-Laws or other empowering documents of the
                                                         ----------------------
                                                          (Name of Corporation)

incorporated or formed under the laws of
                                         --------------------------------------
                                                         (State)

and were adopted at a meeting of the Board or Trustees of the organization or corporation duly called and held on __________ at which a quorum was present and acting throughout, and that the same are now in full force and effect.

I further certify that the following is (are) the duly elected officer(s) of the corporation or organization, authorized to act in accordance with the foregoing resolutions.

Name          Title        Name                                  Title

-----------------------    ----------------------------------------------------

-----------------------    ----------------------------------------------------

                              EXCHANGE OF SHARES

You may exchange your shares of any Series of the Trust for shares of either of the other Series at net asset value without the payment of any fee or charge in writing or by telephone. An exchange is considered a sale of shares and may result in capital gain or loss for federal income tax purposes. Before an exchange can be made, you must have received the current Prospectus for the Series into which you wish to exchange, and the exchange privilege may be exercised only in those states where shares of such Series, as the case may be, may legally be sold. If the Transfer Agent receives exchange instructions from you in writing or by telephone at (800) 441-6580, in good order by the Valuation Time on any Business Day, the exchange will be effected that day. For your exchange request to be in good order, your request must include your name as it appears on your account, your account number, the amount to be exchanged, the name of the Funds from which and to which the exchange is to be made and a signature guarantee as may be required. A written request by you for an exchange in excess of $25,000 must be accompanied by a signature guarantee as described under "REDEMPTION OF SHARES--By Written Request."

                             SHAREHOLDER SERVICES

The following special services are available to shareholders. An investor may change or stop these services at any time by written notice to the Fund.

AUTOMATIC INVESTMENT PLAN

The Fund has an Automatic Investment Plan which provides shareholders with a convenient method by which investors may have amounts deducted directly from their checking accounts for investment in the Fund. The minimum initial and subsequent investments for the Fund also apply when using this method of investing. To begin participating in this Plan, use the Automatic Investment Plan Application found in the back of this Prospectus.

SYSTEMATIC CASH WITHDRAWAL PLAN

The Fund has a Systematic Withdrawal Plan, which provides for voluntary automatic withdrawals of at least $50 monthly, quarterly, semi-annually or annually. In order to qualify for this option, dividends and capital gains must be reinvested.

RETIREMENT PLANS

The Fund has available an Individual Retirement Account for use by certain individuals who qualify (including earned income from self-employment). More detailed information about how to participate in this plan, the fees charged by the Custodian bank, and the limits on contributions can be found in the Statement of Additional Information or may be obtained by contacting the Fund at (800) 257-4414.

                                NET ASSET VALUE

The net asset value per share of capital stock of the Fund will be determined each business day on which the New York Stock Exchange is open for business as of the close of regular trading hours (currently 4:00 p.m. Eastern time) and for any other day (other than a day on which no shares are tendered for redemption and no order to purchase or sell any shares is received) during which there is a sufficient degree of trading in the Fund's portfolio securities that the Fund's net asset value per share might be materially affected. Determination of net asset value will be in accordance with generally accepted accounting principles and will be computed by dividing the value of the Fund's total net assets by the total number of shares outstanding. Securities traded on a securities exchange are valued at the last sale price prior to the time of computation or, if there have been no sales on that day, at the mean of their closing bid and asked prices. Securities not traded on a securities exchange but for which market quotations are readily available will be valued at the mean of their bid and asked prices, although securities traded over the counter on NASDAQ will be valued at their last sale price. Securities not traded on a securities exchange and other securities or assets for which market quotations are not readily available will be valued at fair value as determined in good faith by the Board of Trustees. Once the aggregate value of all securities has been determined, there will be added to this total the dollar amount of cash on hand and receivables and the value of all other assets. From the sum of the foregoing, the aggregate amount of all liabilities and all accrued expenses will be deducted to produce the total net asset value of all shares outstanding.

                              DIVIDENDS AND TAXES

The Fund intends to qualify annually to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As such, the Fund will not be subject to Federal income tax, or to any excise tax, to the extent its earnings are distributed as provided in the Code and by satisfying certain other requirements relating to the sources of its income and diversification of its assets.

The Fund intends to distribute substantially all of its net investment income and net capital gains. The Fund intends to distribute its net investment income at least annually and to distribute its net capital gains, if any, at least annually. Dividends from net investment income or net short-term capital gains will be taxable to you as ordinary income, whether received in cash or in additional shares.

The Fund permits any shareholder located in states where the Fund's shares are registered (regardless of the number of shares owned) to elect a Dividend Reinvestment Plan for the automatic reinvestment of all distributions. If a dividend is declared from net investment income or a capital gains distribution is declared from net capital gains, investors electing under the Dividend Reinvestment Plan are required to take such Dividends or distribution in Fund shares rather than in cash. The full amount of the distribution will be invested and the shareholder will be credited with any full or fractional shares resulting. The investment under the Dividend Reinvestment Plan will be made at the current net asset value on the dividend payable date. Dividends and capital gains distributions will result in a taxable event for the investor even though invested in shares.

An investor may elect or terminate participation in the Dividend Reinvestment Plan at any time. Elections to participate must be made using the Investment Application. Termination can be made by written notice. Costs of the Plan will be borne by the Fund. There is no assurance that the Plan will result in a profit for an investor.

For corporate investors in the Fund, dividends from net investment income will generally qualify in part for the corporate dividends-received deduction. However, the portion of the dividends so qualified depends on the aggregate qualifying dividend income received by the Fund from domestic (U.S.) sources.

Distributions paid by the Fund from long-term capital gains, whether received in cash or in additional shares, are taxable to investors as long-term capital gains, regardless of the length of time an investor has owned shares in the Fund. The Fund does not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year. Also, if purchases of shares in a Fund are made shortly before the record date for a capital gains distribution or a dividend, a portion of the investment will be returned as a taxable distribution.

Dividends which are declared in October, November or December to shareholders of record in such a month but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by a Fund and received by the shareholder on December 31 of the calendar year in which they are declared.

A sale or redemption of shares of a Fund is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Any loss incurred on sale or exchange of a Fund's shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares.

In addition to Federal taxes, shareholders may be subject to state and local taxes on distributions. It is recommended that shareholders consult their tax advisers regarding specific questions as to Federal, state, local or foreign taxes.

Each year, the Fund will mail information to shareholders on the tax status of the Fund's dividends and distributions made to shareholders.

The Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your account registration form your proper taxpayer identification number and by certifying that you are not subject to backup withholding.

The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the Federal, state, local or foreign tax consequences of an investment in the Fund.

                            PERFORMANCE INFORMATION

From time to time, performance information regarding the Fund, such as total return, may be quoted in advertisements or in communications to shareholders. These performance quotations will represent the Fund's past performance, and should not be considered as representative of future results. The Fund's total return may be calculated on an average annual and/or aggregate basis for various periods (which will be stated in all advertisements). Average annual total return reflects the average percentage change per year in the value of an investment in the Fund. Aggregate total return reflects the total percentage change over the stated period. In calculating total return, the assumption is made that dividends and capital gain distributions made by the Fund during the period are reinvested in additional shares.

Total return of the Fund may be compared to: other mutual funds with similar investment objectives; other relevant indices such as the Russell 2500 Index and the NASDAQ Composite Index; rankings prepared by independent services; financial or industry publications and/or other publications or services that monitor the performance of mutual funds such as Lipper Analytical, CDA/Weisenberger, the Investment Company Institute and Morningstar, Inc., among others.

The principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                              GENERAL INFORMATION

ORGANIZATION

Trainer, Wortham Emerging Growth Fund is a separate, diversified, Series of Trainer, Wortham First Mutual Funds, a Delaware business trust organized pursuant to a Trust Instrument dated January 17, 1995. On October 1, 1996, the name of the Trust was changed from First Mutual Funds to its present name. The Trust is registered under the Act as an open-end management investment company commonly known as a mutual fund. The Trustees of the Trust may establish additional series or classes of shares of the Trust without the approval of shareholders. The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

DESCRIPTION OF SHARES

The Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. Shares of the Fund represent equal proportionate interests in the assets of the Fund only and have identical voting, dividend, redemption, liquidation and other rights. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other right to subscribe to any additional shares. Currently, there is only one class of shares issued by the Fund.

SHAREHOLDER MEETINGS

The Board of Trustees do not intend to hold annual meetings of shareholders of the Fund. The Board of Trustees has undertaken to the Securities and Exchange Commission, however, that they will promptly call a meeting for the purpose of voting upon the question of removal of any Trustee when requested to do so by holders of not less than 10% of the outstanding shares of the Fund. In addition, subject to certain conditions, shareholders of the Fund may apply to the Fund to communicate with other shareholders to request a shareholder's meeting to vote upon the removal of a Trustee or Trustees.

CERTAIN PROVISIONS OF TRUST INSTRUMENT

Under Delaware law, the shareholders of the Fund will not be personally liable for the obligations of the Trust; a shareholder is entitled to the same limitation of personal liability extended to shareholders of corporations.

SHAREHOLDER REPORTS AND INQUIRIES

Shareholders will receive annual financial statements which are audited by the Fund's independent accountants, Tait, Weller & Baker, as well as unaudited semi-annual financial statements. Shareholder inquiries should be addressed to Trainer, Wortham Emerging Growth Fund, c/o FPS Services, Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903, or by calling (800) 257-4414.

                     [This page intentionally left blank.]

                     AUTOMATIC INVESTMENT PLAN APPLICATION

                               HOW DOES IT WORK?

1. FPS Services, Inc. through our bank, UMB Bank, KC NA, draws an automatic clearing house (ACH) debit electronically against your personal checking account each month, according to your instructions.
2. Choose any amount ($50 or more) that you would like to invest regularly and your debit for the amount will be processed by FPS Services Inc. as if you had written a check yourself.
3. Shares will be purchased and a confirmation sent to you.

                              HOW DO I SET IT UP?

1. Complete the forms and the Fund Application Form if you do not already have an existing account.
2. Mark one of your personal checks or deposit slips VOID, attach it to the forms below and mail to FPS Services, Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903.
3. As soon as your bank accepts your authorization, debits will be generated and your Automatic Investment Plan started. In order for you to have ACH debits from your account, your bank must be able to accept ACH transactions and/or be a member of an ACH association. Your branch manager should be able to tell you your bank's capability. We cannot guarantee acceptance by your bank.
4. Please allow one month for processing of your Automatic Investment Plan before the first debit occurs.
-------------------------------------------------------------------------------

                     AUTOMATIC INVESTMENT PLAN APPLICATION

TO:FPS Services, Inc.
  3200 Horizon Drive
  P.O. Box 61503
  King of Prussia, PA 19406-0903

Please start an Automatic Investment Plan for me and invest
                                                            ------------------
                                                               ($50 or more)

on the   [_] 10th   [_] 15th    [_] 20th of each month,
in shares of Trainer, Wortham Emerging Growth Fund

Check one:
[_] I am in the process of establishing an account.
  or
[_]My account number is:
                        -------------------------------------------------------

-------------------------------------------------------------------------------
Name as account is registered

-------------------------------------------------------------------------------
Street

-------------------------------------------------------------------------------
City                        State                 Zip

I understand that my ACH debit will be dated on the day of each month as indicated above or as specified by written request. I agree that if such debit is not honored upon presentation, FPS Services, Inc. may discontinue this service and any share purchase made upon deposit of such debit may be canceled. I further agree that if the net asset value of the shares purchased with such debit is less when said purchase is canceled than when the purchase was made, FPS Services Inc. shall be authorized to liquidate other shares or fractions thereof held in my account to make up the deficiency. This Automatic Investment Plan may be discontinued by FPS Services, Inc. upon 30-days written notice or at any time by the investor by written notice to FPS Services, Inc. which is received not later than 5 business days prior to the above designed investment date.

Signature(s):
             -------------------------

             -------------------------

                     AUTOMATIC INVESTMENT PLAN APPLICATION

                        BANK REQUEST AND AUTHORIZATION

TO:
  ----------------------------------------------  -----------------------------
  Name of Your Bank                               Bank Checking Account Number

  ----------------------------------------------------------------------------
  Address of Bank or Branch Where Account is Maintained

  As a convenience to me, please honor ACH debits on my account drawn by FPS Services, Inc., UMB Bank, KC NA and payable to "TRAINER, WORTHAM EMERGING GROWTH FUND"

  I agree that your rights with respect to such debit shall be the same as if it were a check drawn upon you and signed personally by me. This authority shall remain in effect until you receive written notice from me changing its terms or revoking it, and until you actually receive such notice, I agree that you shall be fully protected in honoring such debt.

  I further agree that if any debit is dishonored, whether with or without cause or whether intentionally or inadvertently, you shall be under no liability whatsoever.

  DEPOSITOR'S
                    --------------------------------------------------------
                    Signature of Bank Depositor(s) as shown on bank records.

  NOTE: Your bank must be able to accept ACH transactions and/or be a member of an ACH association in order for your to use this service.

-------------------------------------------------------------------------------

                           INDEMNIFICATION AGREEMENT

  TO:The Bank Named Above

  So that you may comply with your Depositor's request and authorization, TRAINER, WORTHAM FIRST MUTUAL FUNDS agrees as follows:

  1. To indemnify and hold you harmless from any loss you may suffer arising from or in connection with the payment by you of a debit drawn by FPS Services, Inc. to the order of Trainer, Wortham Emerging Growth Fund designated on the account of your depositor(s) executing the authorization including any costs or expenses reasonably incurred in connection with such loss. TRAINER, WORTHAM FIRST MUTUAL FUNDS will not, however, indemnify you against any loss due to your payment of any debit generated against insufficient funds.

  2. To refund to you any amount erroneously paid to you to FPS Services, Inc. on any such debit if claim for the amount of such erroneous payment is made by you within 3 months of the date of such debit on which erroneous payment was made.

                      TRAINER, WORTHAM FIRST MUTUAL FUNDS
                    TRAINER, WORTHAM TOTAL RETURN BOND FUND
                          845 THIRD AVENUE, 6TH FLOOR
                              NEW YORK, NY 10022
                                (800) 257-4414

                                  PROSPECTUS
                                OCTOBER 1, 1996

Trainer, Wortham First Mutual Funds (the "Trust") is an open-end management investment company which currently offers shares of three series: First Mutual Fund; Trainer, Wortham Emerging Growth Fund; and Trainer, Wortham Total Return Bond Fund (individually and collectively, the "Series"). Each Series has distinct investment objectives and policies.

This Prospectus pertains only to Trainer, Wortham Total Return Bond Fund (the "Fund"). The Fund seeks to maximize total return, consistent with preservation of capital, through investments in U.S. Government and agency securities, investment grade corporate bonds and other fixed-income securities. Trainer, Wortham & Co., Inc. (the "Advisor") serves as the Fund's investment advisor.

The minimum initial investment for the Fund is $250. Subsequent investments will be accepted in minimum amounts of $50.00.

This Prospectus sets forth concisely the information a prospective investor should know before investing in the Fund. Investors should read this Prospectus and retain it for future reference. Additional information about the Fund, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission and is available upon request without charge by calling or writing to the Fund at the telephone number or address shown above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
EXPENSE INFORMATION........................................................   3
INVESTMENT OBJECTIVE AND POLICIES..........................................   4
INVESTMENT STRATEGIES AND RISK CONSIDERATIONS..............................   5
MANAGEMENT OF THE FUND.....................................................  13
 THE BOARD OF TRUSTEES.....................................................  13
 THE INVESTMENT ADVISOR....................................................  13
 ADMINISTRATOR.............................................................  14
 DISTRIBUTOR...............................................................  14
 TRANSFER AGENT/ACCOUNTING SERVICES AGENT/CUSTODIAN........................  14
BROKERAGE..................................................................  15
PURCHASE OF SHARES.........................................................  15
REDEMPTION OF SHARES.......................................................  17
EXCHANGE OF SHARES.........................................................  19
SHAREHOLDER SERVICES.......................................................  19
NET ASSET VALUE............................................................  20
DIVIDENDS AND TAXES........................................................  20
PERFORMANCE INFORMATION....................................................  22
GENERAL INFORMATION........................................................  23

UNDERWRITER:                                          ADVISOR:
FPS Broker Services, Inc.         Trainer, Wortham & Co., Inc.
3200 Horizon Drive                            845 Third Avenue
P.O. Box 61503                              New York, NY 10022
King of Prussia, PA 19406-0903                  (800) 775-0604
(800) 257-4414

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

FOR MORE DETAILED INFORMATION ABOUT THE ITEMS DISCUSSED IN THIS PROSPECTUS, A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO THE FUND AT 845 THIRD AVENUE, 6TH FLOOR, NEW YORK, NY 10022, OR BY CALLING (800)257-4414.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                              EXPENSE INFORMATION

Below is a summary of the Fund's estimated operating expenses. A hypothetical example based on the summary is also shown.

ANNUAL FUND OPERATING EXPENSES(1)
(as a percentage of average net assets):

Management Fees (after fee waiver)(2)..................................... 0.00%
12b-1 Fees................................................................ 0.00%
Other Expenses............................................................ 0.75%
                                                                           ----
Total Fund Operating Expenses (after fee waiver)(2)....................... 0.75%
                                                                           ====

EXAMPLE:                                                          1 YEAR 3 YEARS
--------                                                          ------ -------
An investor would pay the following expenses on a $1,000
investment assuming (1) a 5% annual return and (2) redemption at
the end of each period..........................................    $8     $24

  (1) Trainer, Wortham Total Return Bond Fund will commence investment operations on or about October 1, 1996. The expenses shown are those expected to be incurred for the Fund's first fiscal period.

  (2) Based on estimated expenses for the current fiscal year, the Advisor has voluntarily elected to waive its investment advisory fee and/or assume certain expenses of the Fund other than brokerage fees, extraordinary items and taxes to the extent Total Fund Operating Expenses exceed 0.75%. Such waiver may be discontinued at the discretion of the Advisor after the funds net assets exceed $7.5 million. Without such waiver, Management Fees stated above would be 0.45%. Other Expenses would remain the same and Total Fund Operating Expenses are estimated to be 1.20%.

THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

The purpose of the table above is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The Fund does not impose any sales load, redemption or exchange fees; however, the transfer agent currently charges investors who request redemptions by wire transfer a fee of $9 for each transaction. For more complete descriptions of the various costs and expenses, see the section entitled "MANAGEMENT OF THE FUND".

                       INVESTMENT OBJECTIVE AND POLICIES

The Fund seeks to maximize total return consistent with preservation of capital. The Fund will invest in U.S. Government and agency securities, investment grade corporate bonds and other fixed-income securities. The Fund will seek to produce conservative, risk adjusted returns. Above all, management attempts to preserve principal, compound interest and produce superior results over the course of a full business cycle.

The Advisor relies on historical yield relationships as a basis for determining the Fund's portfolio structure. The Advisor's securities selection process involves strategic decision making which considers portfolio sector composition, maturity structure and duration. The Advisor's management analyzes yield ratios and implements a disciplined process which helps to have the Fund's portfolio positioned to be compared to the Lehman Aggregate Index. Although the Advisor actively manages its portfolios, it does not consider itself to be a market timer. All changes to the portfolio are made after gradual and careful consideration. The Advisor anticipates a turnover rate of less than 100%.

When the Fund has determined that adverse market and economic conditions warrant, the Fund may invest all or part of its assets in high-quality money market securities and repurchase agreements for temporary defensive purposes.

The Fund invests at least 65% of the value of its total assets (except when maintaining a temporary defensive position) in fixed-income securities (which it defines as bonds, debentures and other fixed-income securities). The Fund is permitted to invest in a broad range of investment grade, U.S. dollar denominated fixed-income securities and securities with debt-like characteristics (e.g., bearing interest or having stated principal) of domestic and foreign issuers. These debt securities include: bonds, debentures, notes, money market instruments (including foreign bank obligations, such as time deposits, certificates of deposit and bankers' acceptances, commercial paper and other short-term corporate debt obligations, and repurchase agreements), mortgage-related securities (including interest-only and principal-only stripped mortgage-backed securities), asset-backed securities, municipal obligations and convertible debt obligations. The issuers may include domestic and foreign corporations, partnerships or trusts, and governments or their political subdivisions, agencies or instrumentalities. Under normal market conditions, the Fund seeks to provide performance results that equal or exceed the Solomon Brothers Broad Investment-Grade (BIG) Bond Index, which is a market-capitalization weighted index that includes U.S. Treasury, Government-sponsored, mortgage and investment grade fixed-rate corporate fixed-income securities with a maturity of one year or longer and a minimum of $50 million amount outstanding at the time of inclusion.

At least 75% of the value of the Fund's net assets must consist of securities which, in the case of bonds and other debt instruments, are rated no lower than A by Moody's

Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps, Inc. ("Duff"). Up to 25% of the value of the Fund's net assets may consist of securities which, in the case of bonds and other debt instruments, are rated no lower than Baa by Moody's and BBB by S&P. The Fund may invest in short-term fixed-income obligations which are rated in the two highest rating categories by Moody's, S&P, Fitch or Duff. See "INVESTMENT STRATEGIES AND RISK CONSIDERATIONS--Fixed-Income Securities."

Although the Fund is professionally managed, the Fund may suffer a loss on investments resulting in a lower net asset value.

                 INVESTMENT STRATEGIES AND RISK CONSIDERATIONS

Shareholders should understand that all investments involve risk and there can be no guarantee against loss resulting from an investment in the Fund, nor can there be any assurance that the Fund's investment objective will be attained.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with respect to permissible portfolio securities. Under the terms of a repurchase agreement, the Fund would acquire securities from financial institutions such as banks and registered broker-dealers which the Advisor deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of then-current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than 102% of the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. It is the intent of the Fund to utilize repurchase agreements to invest idle funds for short periods of time. Securities subject to repurchase agreements will be held by the Fund's Custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Fund under the Investment Company Act of 1940, as amended (the "Act").

ILLIQUID SECURITIES

The Fund will not invest more than 10% of the value of its net assets in securities that are illiquid because of restrictions on transferability or other reasons. Repurchase agreements with deemed maturities in excess of seven days and securities that are not registered under the Securities Act of 1933 (the "1933 Act") but that may be purchased by institutional buyers pursuant to Rule 144A under the 1933 Act are subject to this 10% limit. Rule 144A allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public by establishing a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.

FIXED-INCOME SECURITIES

Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities typically are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its cost. In either instance, if the security was purchased at face value and held to maturity, no gain or loss would be realized. Certain securities purchased by the Fund, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a security purchased by the Fund has been adversely changed, the Fund will consider all circumstances deemed relevant in determining whether to continue to hold the security. Holding such securities that have been downgraded below investment grade can subject the Fund to additional risk. Certain securities purchased by the Fund, such as those rated Baa by Moody's or BBB by S&P, Fitch or Duff, may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Debt securities which are rated Baa by Moody's are considered medium grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Debt securities rated BBB by S&P are regarded as having adequate capacity to pay interest and repay principal, and while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt securities in this category than in higher rated categories. Fitch considers the obligor's ability to pay interest and repay principal on debt securities rated BBB to be adequate; adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these debt securities and, therefore, impair timely payment. Debt securities rated BBB by Duff are considered to have below average protection factors but may still be considered sufficient for prudent investment.

FORWARD COMMITMENTS

The Fund may purchase securities on a when-issued or forward commitment basis, which means that the price is fixed at the time of commitment, but delivery and payment ordinarily take place a number of days after the date of the commitment to purchase. The Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will not accrue income in respect of a security purchased on a when-issued or forward commitment basis prior to its stated delivery date.

Securities purchased on a when-issued or forward commitment basis and certain other securities held by the Fund are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Such securities may expose the Fund to risk because they may experience fluctuations in value prior to their actual delivery. Purchasing debt securities on a when-issued or forward commitment basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. A segregated account of the Fund consisting of cash, cash equivalents or U.S. Government securities or other high quality liquid debt securities of the type in which the Fund invests at least equal at all times to the amount of the when-issued or forward commitments will be established and maintained at the Fund's custodian bank.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities are securities collateralized by pools of mortgage loans assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association and government-related organizations such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage banks and private mortgage insurance companies, and similar foreign entities. The mortgage-related securities in which the Fund may invest include those with fixed, floating and variable interest rates, those with interest rates that change based on multiples of changes in interest rates and those with interest rates that change inversely to changes in interest rates, as well as stripped mortgage-backed securities which are derivative multi-class mortgage securities. Stripped mortgage-backed securities usually are structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage-backed securities or whole loans. A common type of stripped mortgage-backed security will have one class receiving some of the interest and most of the principal from the mortgage collateral, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If the Fund purchases a mortgage-related security at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of certain of these securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to prepay. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and therefore, it is not possible to predict accurately the security's return to the Fund. Moreover, with respect to stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the Fund will receive when these amounts are reinvested.

No assurance can be given as to the liquidity of the market for certain mortgage-backed securities, such as collateralized mortgage obligations and stripped mortgage-backed securities. Determination as to the liquidity of interest-only and principal-only fixed mortgage-backed securities issued by the U.S. Government or its agencies and instrumentalities will be made in accordance with guidelines established by the Fund's Board of Trustees. In accordance with such guidelines, the Advisor will monitor investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. The Fund intends to treat other stripped mortgage-backed securities as illiquid securities.

ASSET-BACKED SECURITIES

The Fund may invest in asset-backed securities. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. These securities include debt securities and securities with debt-like characteristics. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by automobile receivables permit the services of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

CONVERTIBLE SECURITIES

The Fund may purchase convertible securities, which are fixed-income securities, such as bonds or preferred stock, which may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but usually are subordinated to non-convertible debt securities. While providing a fixed-income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.

The Fund also may invest in debt securities with warrants attached or in units with warrants. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time.

In connection with its purchases of convertible securities (which include debt securities with warrants), the Fund from time to time may hold common stock received upon the conversion of the security or the exercise of the warrant. The Fund does not intend to retain the common stock in its portfolio and will sell it as promptly as it can and in a manner which it believes will reduce the risk of loss in connection with the sale.

In general, the market value of a convertible security is the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible security generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.


MUNICIPAL OBLIGATIONS

Municipal obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities. While in general, municipal obligations are tax exempt securities having relatively low yields as compared to taxable, non-municipal obligations of similar quality, certain issues of municipal obligations, both taxable and non-taxable, offer yields comparable and in some cases greater than the yields available on other permissible investments. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities.

Municipal obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds, in most cases, are revenue bonds and generally do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued.

Dividends received by shareholders which are attributable to interest income received by it from municipal obligations generally will be subject to federal income tax. Municipal obligations bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the municipal obligation's interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. The Fund currently intends to invest no more than 25% of its assets in municipal obligations. However, this percentage may be varied from time to time without shareholder approval.

ZERO COUPON AND STRIPPED SECURITIES

The Fund may invest in zero coupon U.S. Treasury securities, which are Treasury notes and bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. The Fund also may invest in zero coupon securities issued by corporations and financial institutions which constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity.

The amount of the discount fluctuates with the market price of the security. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.

Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. If the Fund invests in such securities it may be required, in order to maintain its qualification as a regulated investment company and avoid liability for Federal income taxes, to distribute the income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES

The Fund may invest in U.S. dollar denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Advisor to be of comparable quality to the other obligations in which the Fund may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of the Fund's assets invested in securities issued by foreign governments will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

FOREIGN SECURITIES

The Fund may invest in U.S. dollar denominated obligations of foreign corporations. Investing in securities issued by foreign corporations involves considerations and possible risks not typically associated with investing in obligations issued by domestic corporations. Less information may be available about foreign companies than about domestic companies, and foreign companies generally are not subject to the same uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies.

The risks associated with investing in foreign securities are often heightened by investments in developing or emerging markets. Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature and to political systems which can be expected to have less stability, than those of more developed countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

MONEY MARKET INSTRUMENTS

The Fund may invest, in the following types of money market instruments, each of which at the time of purchase must have or be deemed to have under rules of the Securities and Exchange Commission remaining maturities of 13 months or less. The Fund may invest in money market instruments and debt securities, including bank obligations and commercial paper, which are at least comparable in quality to the Fund's other investments. Bank obligations may include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits earning a specified return, issued for a definite period of time by a U.S. bank that is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation, or by a savings and loan association or savings bank that is insured by the Federal Deposit Insurance Corporation. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. Investments by the Fund in non-negotiable time deposits are limited to no more than 5% of its total assets at the time of purchase.

U.S. TREASURY SECURITIES

U.S. Treasury securities include Treasury bills, Treasury notes and Treasury bonds that differ in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years.

U.S. GOVERNMENT SECURITIES

In addition to U.S. Treasury securities, U.S. Government securities include securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Principal and interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S.

Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

                            MANAGEMENT OF THE FUND

THE BOARD OF TRUSTEES

Under Delaware law, the business and affairs of the Trust are managed under the direction of the Board of Trustees. There are currently eight Trustees, five of whom are not "interested persons" of the Trust within the meaning of that term under the Act. The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations. The Statement of Additional Information contains the name and background information regarding each Trustee.

THE INVESTMENT ADVISOR

Trainer, Wortham & Co., Inc. (the "Advisor"), with offices at 845 Third Avenue, New York, NY 10022 is the Trust's investment advisor and manager and is registered as an investment advisor under the Investment Advisors Act of 1940, as amended.

The Advisor, organized in 1990, continues an investment counseling business which began in 1924 as Trainer & Associates. The Advisor supervises approximately $1.7 billion in investment accounts and is owned entirely by the officers active in the day-to-day management of portfolios. By reason of his stock ownership of 45% of the Advisor, Charles V. Moore may be said to be a "controlling person" of that firm.

Pursuant to an investment advisory agreement with the Trust on behalf of the Fund, the Advisor receives an annual fee, accrued daily and paid monthly, of 0.45% of the Fund's average daily net assets. From time to time, the Advisor may waive receipt of its fees and/or voluntarily assume certain Fund expenses, which would have the effect of lowering the Fund's expense ratio and increasing yield to investors at the time such amounts are waived or assumed, as the case may be. The Fund will not reimburse the Advisor at a later time for the expenses assumed.

Subject to the general supervision of the Board of Trustees, and in accordance with the Fund's investment objective, policies, and restrictions, the Advisor manages the Fund's investment portfolio, makes decisions with respect to and places orders for all purchases and sales of the portfolio securities. David
P. Como is the President of the Trust. John D. Knox is the Vice-President and Portfolio Manager of the Fund. Mr. Knox joined Trainer Wortham in December, 1995 as the Managing Director of Fixed Income. Prior to joining Trainer Wortham, Mr. Knox served as Director of Global Fixed Income and Managing Director from 1994-1995 for Bear Stearns Asset Management and Bear Stearns, respectively. For more than 11 years prior thereto, Mr. Knox was a Principal and

Senior Portfolio Manager at Morgan Stanley Asset Management where he managed fixed income portfolios for a variety of domestic and international clients.

ADMINISTRATOR

The Trust, on behalf of the Fund, has entered into an administrative services agreement (the "Administration Agreement") with FPS Services, Inc. ("FPS"), 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903, pursuant to which the administrator receives a fee accrued daily and paid monthly of 0.15% of the value of such Fund's first $50 million of total average net assets; 0.10% of the value of such Fund's next $50 million of total average net assets; and 0.05% of the value of such Fund's total average net assets in excess of $100 million, subject to an annual minimum fee of $72,000 for the Trust.

The term of the Administration Agreement is two years and shall continue in force each year thereafter, so long as such continuance is approved (i) by FPS; (ii) by vote, cast in person at a meeting called for the purpose, of a majority of the Board of Trustees who are not parties to the Administration Agreement or interested persons (as defined in the Act) of any such party, and
(iii) by vote of a majority of the Board of Trustees or a majority of the Fund's outstanding voting securities. The Fund and FPS may terminate the Administration Agreement at any time without penalty upon giving the other party 120 days written notice. The Administration Agreement shall automatically terminate in the event of its assignment.

The services FPS provides to the Fund include: coordinating and monitoring of any third parties furnishing services; providing the necessary office space, equipment and personnel to perform administrative and clerical functions; preparing, filing and distributing of proxy materials, periodic reports to shareholders, registration statements and other documents; organizing of board meetings; and responding to shareholder inquiries.

DISTRIBUTOR

FPS Broker Services, Inc. ("FPSB") serves as the Fund's Distributor on a best efforts basis. FPSB is an affiliated company of FPS inasmuch as both are under common ownership.

TRANSFER AGENT AND ACCOUNTING SERVICES AGENT

FPS serves as the Fund's Transfer Agent, Dividend Disbursing Agent, Redemption Agent and Accounting Services Agent. In such capacities, FPS is responsible for providing record-keeping and administrative services (including calculation of net asset value) and for processing share purchases and redemptions. Correspondence relating to purchases and redemptions of Fund shares, or to dividend payments or reinvestment, should be addressed to FPS Services, Inc.

CUSTODIAN

UMB Bank, n.a., Kansas City, MO is Custodian for the securities and cash of the Fund.

                                   BROKERAGE

The Advisor will attempt to place portfolio transactions for the Fund with those brokers and dealers who will execute orders in an effective manner at the most favorable price. When the execution and price offered by two or more brokers or dealers are comparable, the Advisor may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide research advice and other services. The Advisor may give consideration to the sale of shares of the Fund as a factor in the selection of brokers and dealers to execute Fund portfolio transactions subject to seeking best price and execution. The Fund may pay brokerage commissions to brokers which are affiliated with Officers and Trustees of the Fund, provided that such transactions are in compliance with Section 17(e)(2) of the Act.

PORTFOLIO TURNOVER

The rate of portfolio turnover will depend on the investment strategy implemented by the Advisor for the Fund which will vary over any given time period, but may be influenced by the following: general market conditions; valuation analysis; market volatility; and technical analysis. It is not the policy of the Fund to invest with the goal of generating short-term trading profits, rather the Fund seeks to generate long-term capital appreciation when possible by holding investments over a full market cycle, which in the opinion of the Advisor is normally 2-3 years. It is anticipated that the Fund's investment objectives and strategy will result in a portfolio turnover rate of less than 100% over the course of a fiscal year; however market conditions may cause turnover to exceed 100% in certain years.

                              PURCHASE OF SHARES

Shares are offered for sale by the Fund on a continuous basis at the Fund's net asset value. Purchasers of the Fund's shares pay no "sales load" or underwriting commission, although broker-dealers effecting purchases or sales of Fund shares for their customers may charge a service fee in connection therewith. The minimum initial investment in the Fund is $250.00. Existing shareholders may purchase additional shares with a minimum purchase of $50 per transaction.

Purchases of the Fund are made at the net asset value per share next determined after receipt by FPS as Transfer Agent, of a purchase order in good order. Thus, for orders received in good order before 4:00 p.m. (Eastern time), the public offering price will be the net asset value determined as of 4:00 p.m. (Eastern time) that day. Orders for Fund shares received after 4:00 p.m. (Eastern time) will be purchased at the next- determined net asset value on the business day following receipt of the order.

INVESTING BY TELEPHONE

The Fund may accept telephone orders from broker-dealers or service organizations which have been previously approved by the Trust. It is the responsibility of such broker-dealers or service organizations to promptly forward purchase orders and payments for same to the Fund. Shares of the Fund may be purchased through broker-dealers, banks and bank trust departments which may charge the investor a transaction fee or other fee for their services at the time of purchase. Such fees would not otherwise be charged if the shares were purchased directly from the Fund.

INVESTING BY MAIL

Prospective shareholders may purchase shares of the Fund by completing and signing the "Investment Application" enclosed with this Prospectus and sending the application, together with a check payable to Trainer, Wortham Total Return Bond Fund c/o FPS Services, Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903. Except as noted below, purchases without full payment will not be processed until payment is received. The ownership of shares shall be recorded on the books of the Transfer Agent in an account under the shareholder's name. A confirmation of the purchase will be issued showing the account number and number of shares owned.

INVESTING BY WIRE

Shares may also be purchased by instructing the bank to wire Federal Funds to the Transfer Agent. Federal Funds are monies of member banks within the Federal Reserve System. The bank must include the full name(s) in which the account is registered and the Fund account number, and should address its wire as follows:

   UMB BANK KC NA
   ABA # 10-10-00695
   FOR: FPS SERVICES, INC.
   A/C 98-7037-071-9
   FBO "TRAINER, WORTHAM TOTAL RETURN BOND FUND,"
   Account of (exact name(s) of account registration)
              ---------------------------------------
   Shareholder Account #
                         ---------------------------------

When opening a new account by wire transfer, first telephone the Transfer Agent at 800-441-6580 to request an account number and furnish the Fund with a social security or other tax identification number. A completed application with signature(s) of registrant(s) must be filed with the Fund immediately subsequent to the initial wire. Federal Funds wires must be made in amounts of $250 or more. The bank will generally charge a fee for this wire. The Fund will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems.

                     This is your

                     INVESTMENT APPLICATION

                     Detach and Mail to:

                     FPS Services, Inc.
                     3200 Horizon Drive
                     P.O. Box 61503
                     King of Prussia, PA 19406-0903

                            INVESTMENT APPLICATION
-------------------------------------------------------------------------------
MAIL TO: FPS Services, Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903

1. INITIAL INVESTMENT ($250 MINIMUM)
-------------------------------------------------------------------------------

  FORM OF PAYMENT

  [ ] Check for $ enclosed (payable to "Trainer, Wortham Total Return Bond
      Fund")

  [ ] BY WIRE* An initial purchase of $          was wired on          by
                                        --------              --------
                                                               (Date)

                                  to account #
  -------------------------------              ----------------------------
    Name of your Bank or Broker                   Number assigned by FPS

  * Before making an initial investment by wire, you must be assigned an account number by calling (800) 441-6580. Then have your local bank wire your funds to: UMB Bank, N.A., ABA #10-10-00695 for credit to FPS AC #98-7037-071-9
    (Trainer, Wortham Total Return Bond Fund). Be sure to include your name and account number on the wire.

-------------------------------------------------------------------------------

2. REGISTRATION (Please Print)
-------------------------------------------------------------------------------

  INDIVIDUAL


 --------------------------------------------------------  ---------------------
  First name             Middle Initial       Last Name      Social Security #


 --------------------------------------------------------  ---------------------
  Jt. Owner First Name*  Middle Initial       Last Name      Social Security #

  Citizen of:  [ ] United States  [ ] Other (Please Indicate)
                                                             ------------
  *(Joint ownership with rights of survivorship unless otherwise noted).

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 GIFT TO MINORS


 ------------------------------------------------------------------------------
  Name of Custodian (Name one only)           As Custodian For (name one only)

  Under the               Uniform Gift to Minors Act
            ------------                              -------------------------

               State                                  Minor's Social Security #

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  CORPORATIONS, PARTNERSHIPS, TRUSTS AND OTHERS**


 -----------------------------------------------------------------------------
  Name of Corporation, Partnership, Trust or Other


 -----------------------------------------------------------------------------
   Tax I.D. #                   Name of Trustee(s)             Date of Trust

  **Complete Corporate Resolution attached.
-------------------------------------------------------------------------------

3. MAILING ADDRESS OF RECORD AND TELEPHONE NUMBER(S)
--------------------------------------------------------------------------------














































 ------------------------------------------------------------------------------
   Street Address and Apt. No.          City            State           Zip

  (  )                                  (  )
        --------------------------             -------------------------
        Residence Telephone Number             Business Telephone Number
--------------------------------------------------------------------------------

4. DISTRIBUTION OPTIONS (Please indicate one)
--------------------------------------------------------------------------------
  [ ] Reinvest (dividends & capital gains in additional shares).

  [ ] Cash Dividends (dividends in cash, capital gains in additional shares).

  [ ] All Cash (dividends & capital gains in cash).
--------------------------------------------------------------------------------

5. SYSTEMATIC WITHDRAWAL PLAN (MINIMUM INITIAL INVESTMENT $5,000)
--------------------------------------------------------------------------------
  A check in the amount of $ ____________ (minimum $50) will be sent to your address of record unless otherwise noted.

  Please select desired frequency:

  [ ] Monthly, prior to last day

  [ ] Quarterly, prior to last day of      ,      ,      , and      .
                                      -----  -----  -----      -----

  [ ] Semi-Annual or Annual, prior to the last day of      ,      , or      .
                                                      -----  -----     -----
--------------------------------------------------------------------------------

6. TELEPHONE PRIVILEGE: REDEMPTIONS; EXCHANGES BETWEEN FUNDS
--------------------------------------------------------------------------------
  Check box if you want this service:

  I (We) authorize FPS Services, Inc. and/or Trainer, Wortham First Mutual Funds to act upon instructions received by telephone from me (us) to redeem shares or to exchange for shares of other Trainer, Wortham First Mutual Funds. I (we) understand an exchange is made by redeeming shares of one fund and using the proceeds to buy shares of another fund. Exchanges must be made into identically registered accounts. Redemption proceeds will be sent as indicated in this prospectus.

  * If not otherwise indicated below, only exchanges will be allowed.

  [ ] Redemption   [ ] Exchanges   [ ] Both

  Check one only, if none are checked all redemptions will be sent by check.

  [ ] All redemptions proceeds will be executed by an ACH transaction unless FPS
      Services, Inc. is notified otherwise in writing. There is no charge for ACH transactions. Allow 3 business days.

  [ ] All redemption proceeds will be executed by a FED Wire transaction unless
      FPS Services is notified otherwise in writing. There is a $9 charge for FED Wire transactions.

  [ ] All redemption proceeds will be sent by check to the mailing address indicated below unless FPS Services is notified otherwise in writing.

  All FED Wire and ACH transactions will be sent as indicated below. There will be no charge for ACH transactions. Any changes in ACH transactions must be made in writing to FPS Services, Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903. Please allow one month for ACH instructions to be effective.

  (Notify your bank of your intent to establish this option on your bank account.)

--------------------------------------------------------------------------------
Bank Name                             Branch Office (if applicable)

--------------------------------------------------------------------------------
Bank Address (Do not use P.O. Box)            City         State      Zip

--------------------------------------------------------------------------------
Bank Wire Routing Number  Name(s) on Your Bank Account  Your Bank Account Number

Voided Personal Check or Deposit Slip Must Be Attached
--------------------------------------------------------------------------------

7. SIGNATURE AND CERTIFICATION
--------------------------------------------------------------------------------
 THE FOLLOWING IS REQUIRED BY FEDERAL TAX LAW TO AVOID 20% BACKUP WITHHOLDING, "BY SIGNING BELOW, I CERTIFY UNDER PENALTIES OF PERJURY THAT THE SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER ENTERED ABOVE IS CORRECT (OR I AM WAITING FOR A NUMBER TO BE ISSUED TO ME), AND THAT I HAVE NOT BEEN NOTIFIED BY THE IRS THAT I AM SUBJECT TO BACKUP WITHHOLDING UNLESS I HAVE CHECKED THE BOX." IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING, CHECK BOX []. "THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING."

 RECEIPT OF CURRENT PROSPECTUS IS HEREBY ACKNOWLEDGED.

  -----------------------------------------------------------------------------
  SIGNATURE      [ ] OWNER       [ ] CUSTODIAN     [ ] TRUSTEE     DATE

  -----------------------------------------------------------------------------
  SIGNATURE OF JOINT OWNER (IF APPLICABLE)

--------------------------------------------------------------------------------

8. INVESTMENT DEALER INFORMATION
--------------------------------------------------------------------------------

  -----------------------------------------------------------------------------
      Name of Firm              Rep. Name & No.         Authorized Signature

  -----------------------------------------------------------------------------
      Street Address                    City            State           Zip
--------------------------------------------------------------------------------

                                  RESOLUTIONS

(THIS SECTION TO BE COMPLETED BY CORPORATIONS, TRUSTS, AND OTHER
ORGANIZATIONS).

RESOLVED: That this corporation or organization become a shareholder of Trainer, Wortham Total Return Bond Fund of Trainer, Wortham First Mutual Funds (the "Trust") and that

-------------------------------------------------------------------------------

IS (ARE) AWARE HEREBY AUTHORIZED TO COMPLETE AND EXECUTE THE APPLICATION OF BEHALF OF THE CORPORATION OR ORGANIZATION AND TAKE ANY ACTION FOR IT AS MAY BE NECESSARY OR APPROPRIATE WITH RESPECT TO ITS SHAREHOLDERS ACCOUNT(S) WITH THE TRUST, AND IT IS FURTHER RESOLVED: THAT ANY ONE OF THE ABOVE-NOTED OFFICERS IS AUTHORIZED TO SIGN ANY DOCUMENTS NECESSARY OR APPROPRIATE TO APPOINT FPS SERVICES, INC. AS REDEMPTION AGENT OF THE CORPORATION OR ORGANIZATION FOR SHARES OF THE TRUST, TO ESTABLISH OR ACKNOWLEDGE TERMS AND CONDITIONS
GOVERNING THE REDEMPTION OF SAID SHARES OR TO OTHERWISE IMPLEMENT THE PRIVILEGES ELECTED ON THE APPLICATION.
-------------------------------------------------------------------------------

                                  CERTIFICATE

I hereby certify that the foregoing resolutions are in conformity with the Charter and By-Laws or other empowering documents of the ______________________
                                                         (Name of Corporation)

incorporated or formed under the laws of ______________________________________
                                                         (State)

and were adopted at a meeting of the Board of Directors or Trustees of the organization or corporation duly called and held on __________ at which a quorum was present and acting throughout, and that the same are now in full force and effect.

I further certify that the following is (are) the duly elected officer(s) of the corporation or organization, authorized to act in accordance with the foregoing resolutions.

Name                      Title             Name                      Title

------------------------------------        ------------------------------------

------------------------------------        ------------------------------------

Witness my hand and the seal of the corporation or organization this ____ day of ______, 19___

---------------------------------------   --------------------------------------
*Secretary-Clerk                          Other Authorized Officer (if required)

*If the Secretary or other recording officer is authorized to act by the above resolutions, this certificate must also be signed by another officer.

SUBSEQUENT INVESTMENTS

Once a shareholder's account has been established, additional purchases may be made by sending a check payable to "Trainer, Wortham Total Return Bond Fund" c/o FPS Services, Inc., P.O. Box 412797, Kansas City, MO 64141-2797. Please enclose the stub of the account statement and include the Fund account number on the check (as well as the attributable year for retirement plan investments, if applicable). Additional purchases may also be made through the Fund's Automatic Investment Plan which provides shareholders a convenient method to make regularly scheduled subsequent investments. See "SHAREHOLDER SERVICES."

                             REDEMPTION OF SHARES

IN GENERAL

The Trust will make your redemption proceeds available as promptly as possible and, in any event, within seven business days after your redemption order, in proper order, is received. For your redemption order to be in proper order, your order must include name as it appears on your account, your account number and a signature guarantee as required as described below. However, your redemption proceeds may be delayed if you purchased the shares to be redeemed by check (including certified or cashier checks) until such check has cleared and the Trust has collected good funds for your purchase. Such collection may take 15 days or more.

REDEMPTIONS BY WRITTEN REQUEST

Shareholders may redeem shares by mail only, by writing directly to the Transfer Agent at FPS Services, Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903, and requesting liquidation of all or any part of their shares. The redemption request must be signed exactly as the shareholder's name appears on the form of registration and must include the Fund account number. If shares are owned by more than one person, the redemption request must be signed by all owners exactly as their names appear in the registration. Shares registered in the name of corporations, trusts and fiduciaries can be redeemed only upon instructions of a duly authorized person. To protect the account, the Transfer Agent and the Fund from fraud, signature guarantees are required for certain redemptions. Signature guarantees are required for: (1) all redemptions of $25,000 or more; (2) any redemptions if the proceeds are to be paid to someone other than the person(s) or organization in whose name the account is registered; (3) any redemptions which request that the proceeds be wired to a bank (unless bank information was received at the time the account was established); and (4) requests to transfer the registration of shares to another owner. The Transfer Agent requires that signatures be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. The Transfer Agent cannot accept guarantees from notaries public. The Transfer Agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians.

Shares will be redeemed at the net asset value, next determined after receipt of a redemption request in proper form. Moreover, under the Act, the right of redemption may be suspended when (a) trading on the New York Stock Exchange is restricted or such Exchange is closed for other than weekends or holidays, (b) the Securities and Exchange Commission has by order permitted such suspension, or (c) an emergency exists making disposal of portfolio securities or valuation of net assets not reasonably practicable. When in the opinion of the Board of Trustees, conditions exist which make payments in cash on redemption unwise or undesirable, the Fund may make payment on redemption in securities.

The value of a shareholder's shares upon redemption may be more or less than their cost depending upon the value of the Fund's portfolio securities at the time of redemption.

REDEMPTIONS BY TELEPHONE

Shareholders who have so indicated on the application, or have subsequently arranged in writing to do so, may redeem shares by instructing the Transfer Agent by telephone at (800) 441-6580.

In order to arrange for redemption by wire or telephone after an account has been opened, or to change the bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent at the address listed under "Investing by Mail". Such requests must be signed by the shareowner, with signatures guaranteed (see "By Written Request" for details regarding signature guarantees). Further documentation may be requested from corporations, executors, administrators, trustees, or guardians.

The Fund reserves the right to refuse a wire or telephone redemption if it is believed advisable to do so. Procedures for redeeming Fund shares by wire or telephone may be modified or terminated at any time by the Fund. Neither the Fund nor any of their service contractors will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Fund will use such procedures as are considered reasonable, including requesting a shareowner to correctly state his or her Fund account number, the name in which his or her account is registered, his or her social security number, banking institution, bank account number, and the name in which his or her bank account is registered. To the extent that the Fund fails to use reasonable procedures to verify the genuineness of telephone instructions, it and/or its service contractors may be liable for any such instructions that prove to be fraudulent or unauthorized.

Shares of the Fund may be redeemed through certain broker-dealers, banks and bank trust departments who may charge the investor a transaction fee or other fee for their services at the time of redemption. Such fees would not otherwise be charged if the shares were redeemed directly from the Fund.

                              EXCHANGE OF SHARES

You may exchange your shares of any Series of the Trust for shares of either of the other Series at net asset value without the payment of any fee or charge in writing or by telephone. An exchange is considered a sale of shares and may result in capital gain or loss for federal income tax purposes. Before an exchange can be made, you must have received the current Prospectus for the Series into which you wish to exchange, and the exchange privilege may be exercised only in those states where shares of such Series, as the case may be, may legally be sold. If the Transfer Agent receives exchange instructions from you in writing or by telephone at (800) 441-6580, in good order by the Valuation Time on any Business Day, the exchange will be effected that day. For your exchange request to be in good order, your request must include your name as it appears on your account, your account number, the amount to be exchanged, the name of the Fund from which and to which the exchange is to be made and a signature guarantee as may be required. A written request by you for an exchange in excess of $25,000 must be accompanied by a signature guarantee as described under "REDEMPTION OF SHARES--By Written Request."

                             SHAREHOLDER SERVICES

The following special services are available to shareholders. An investor may change or stop these services at any time by written notice to the Fund.

AUTOMATIC INVESTMENT PLAN

The Fund has an Automatic Investment Plan which provides shareholders with a convenient method by which investors may have amounts deducted directly from their checking accounts for investment in the Fund. The minimum initial and subsequent investments for the Fund also apply when using this method of investing. To begin participating in this Plan, use the Automatic Investment Plan Application found in the back of this Prospectus.

SYSTEMATIC CASH WITHDRAWAL PLAN

The Fund has a Systematic Withdrawal Plan, which provides for voluntary automatic withdrawals of at least $50 monthly, quarterly, semi-annually or annually. In order to qualify for this option, dividends and capital gains must be reinvested.

RETIREMENT PLANS

The Fund has available an Individual Retirement Account for use by certain individuals who qualify (including earned income from self-employment). More detailed information about how to participate in this plan, the fees charged by the Custodian bank, and the limits on contributions can be found in the Statement of Additional Information or may be obtained by contacting the Fund at (800) 257-4414.

                                NET ASSET VALUE

The net asset value per share of capital stock of the Fund will be determined each business day on which the New York Stock Exchange is open for business as of the close of regular trading hours (currently 4:00 p.m. Eastern time) and for any other day (other than a day on which no shares are tendered for redemption and no order to purchase or sell any shares is received) during which there is a sufficient degree of trading in the Fund's portfolio securities that the Fund's net asset value per share might be materially affected. Determination of net asset value will be in accordance with generally accepted accounting principles and will be computed by dividing the value of the Fund's total net assets by the total number of shares outstanding. Securities traded on a securities exchange are valued at the last sale price prior to the time of computation or, if there have been no sales on that day, at the mean of their closing bid and asked prices. Securities not traded on a securities exchange but for which market quotations are readily available will be valued at the mean of their bid and asked prices, although securities traded over the counter on NASDAQ will be valued at their last sale price. Securities not traded on a securities exchange and other securities or assets for which market quotations are not readily available will be valued at fair value as determined in good faith by the Board of Trustees. Once the aggregate value of all securities has been determined, there will be added to this total the dollar amount of cash on hand and receivables and the value of all other assets. From the sum of the foregoing, the aggregate amount of all liabilities and all accrued expenses will be deducted to produce the total net asset value of all shares outstanding.

                              DIVIDENDS AND TAXES

The Fund intends to qualify annually to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As such, the Fund will not be subject to Federal income tax, or to any excise tax, to the extent its earnings are distributed as provided in the Code and by satisfying certain other requirements relating to the sources of its income and diversification of its assets.

The Fund intends to distribute substantially all of its net investment income and net capital gains. The Fund intends to distribute its net investment income at least annually and to distribute its net capital gains, if any, at least annually. Dividends from net investment income or net short-term capital gains will be taxable to you as ordinary income, whether received in cash or in additional shares. It is not anticipated that any portion of the Dividends received from net investment income of the Fund will qualify for the corporate Dividends received deduction.

The Fund permits any shareholder located in states where the Fund's shares are registered (regardless of the number of shares owned) to elect a Dividend Reinvestment Plan for the automatic reinvestment of all distributions. If a dividend is declared from net investment income or a capital gains distribution is declared from net capital gains, investors electing under the Dividend Reinvestment Plan are required to take such Dividends or distribution in Fund shares rather than in cash. The full amount of the distribution will be invested and the shareholder will be credited with any full or fractional shares resulting. The investment under the Dividend Reinvestment Plan will be made at the current net asset value on the dividend payable date. Dividends and capital gains distributions will result in a taxable event for the investor even though invested in shares.

An investor may elect or terminate participation in the Dividend Reinvestment Plan at any time. Elections to participate must be made using the Investment Application. Termination can be made by written notice. Costs of the Plan will be borne by the Fund. There is no assurance that the Plan will result in a profit for an investor.

The Fund's investment in certain bonds, such as zero coupon bonds, may cause the Fund to recognize income and make distributions prior to the receipt of cash payments. These bonds are subject to special tax rules concerning the amount, character and timing of income required to be reported by the Fund and distributed.

Distributions paid by the Fund from long-term capital gains, whether received in cash or in additional shares, are taxable to investors as long-term capital gains, regardless of the length of time an investor has owned shares in the Fund. The Fund does not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year. Also, if purchases of shares in a Fund are made shortly before the record date for a capital gains distribution or a dividend, a portion of the investment will be returned as a taxable distribution.

Dividends which are declared in October, November or December to shareholders of record in such a month but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by a Fund and received by the shareholder on December 31 of the calendar year in which they are declared.

A sale or redemption of shares of a Fund is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Any loss incurred on sale or exchange of a Fund's shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares.

In addition to Federal taxes, shareholders may be subject to state and local taxes on distributions. It is recommended that shareholders consult their tax advisers regarding specific questions as to Federal, state, local or foreign taxes.

Each year, the Fund will mail information to shareholders on the tax status of the Fund's dividends and distributions made to shareholders.

The Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your account registration form your proper taxpayer identification number and by certifying that you are not subject to backup withholding.

The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the Federal, state, local or foreign tax consequences of an investment in the Fund.

                            PERFORMANCE INFORMATION

From time to time, performance information regarding the Fund, such as total return or yield, may be quoted in advertisements or in communications to shareholders. These performance quotations will represent the Fund's past performance, and should not be considered as representative of future results. The Fund's total return may be calculated on an average annual and/or aggregate basis for various periods (which will be stated in all advertisements). Average annual total return reflects the average percentage change per year in the value of an investment in the Fund. Aggregate total return reflects the total percentage change over the stated period. In calculating total return, the assumption is made that dividends and capital gain distributions made by the Fund during the period are reinvested in additional shares.

The Fund may also advertize its yield. The Fund's yield is calculated by dividing the net investment income per share earned during a recent 30-day (or one month) period by the maximum public offering price per share on the last day of that period.

Performance of the Fund may be compared to: other mutual funds with similar investment objectives; other relevant indices; rankings prepared by independent services or other financial or industry publications and/or other publications or services that monitor the performance of mutual funds, such as the services of Lipper Analytical, CDA/Weisenberger, the Investment Company Institute, Morningstar, Inc., the Dow Jones Composite Average or its component indices and Solomon Brothers Broad Investment Grade Bond Index, Standard & Poor's 500 Stock Index or its component indices, among others.

The principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                              GENERAL INFORMATION

ORGANIZATION

Trainer, Wortham Total Return Bond Fund is a separate, diversified, Series of Trainer, Wortham First Mutual Funds, a Delaware business trust organized pursuant to a Trust Instrument dated January 17, 1995. On October 1, 1996, the name of the Trust was changed from First Mutual Funds to its present name. The Trust is registered under the Act as an open-end management investment company commonly known as a mutual fund. The Trustees of the Trust may establish additional series or classes of shares of the Trust without the approval of shareholders. The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

DESCRIPTION OF SHARES

The Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. Shares of the Fund represent equal proportionate interests in the assets of the Fund only and have identical voting, dividend, redemption, liquidation and other rights. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other right to subscribe to any additional shares. Currently, there is only one class of shares issued by the Fund.

SHAREHOLDER MEETINGS

The Board of Trustees do not intend to hold annual meetings of shareholders of the Fund. The Board of Trustees has undertaken to the Securities and Exchange Commission, however, that they will promptly call a meeting for the purpose of voting upon the question of removal of any Trustee when requested to do so by holders of not less than 10% of the outstanding shares of the Fund. In addition, subject to certain conditions, shareholders of the Fund may apply to the Fund to communicate with other shareholders to request a shareholder's meeting to vote upon the removal of a Trustee or Trustees.

CERTAIN PROVISIONS OF FUND INSTRUMENT

Under Delaware law, the shareholders of the Trust will not be personally liable for the obligations of the Trust; a shareholder is entitled to the same limitation of personal liability extended to shareholders of corporations.

SHAREHOLDER REPORTS AND INQUIRIES

Shareholders will receive annual financial statements which are audited by the Fund's independent accountants, Tait, Weller & Baker, as well as unaudited semi-annual financial statements. Shareholder inquiries should be addressed to Trainer, Wortham Total Return Bond Fund, c/o FPS Services, Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903, or by calling (800) 257-4414.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                     AUTOMATIC INVESTMENT PLAN APPLICATION

                               HOW DOES IT WORK?

1. FPS Services, Inc. through our bank, UMB Bank, KC NA, draws an automatic clearing house (ACH) debit electronically against your personal checking account each month, according to your instructions.
2. Choose any amount ($50 or more) that you would like to invest regularly and your debit for the amount will be processed by FPS Services Inc. as if you had written a check yourself.
3. Shares will be purchased and a confirmation sent to you.

                              HOW DO I SET IT UP?

1. Complete the forms and the Fund Application Form if you do not already have an existing account.
2. Mark one of your personal checks or deposit slips VOID, attach it to the forms below and mail to FPS Services, Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903.
3. A soon as your bank accepts your authorization, debits will be generated and your Automatic Investment Plan started. In order for you to have ACH debits from your account, your bank must be able to accept ACH transactions and/or be a member of an ACH association. Your branch manager should be able to tell you your bank's capability. We cannot guarantee acceptance by your bank.
4. Please allow one month for processing of your Automatic Investment Plan before the first debit occurs.
-------------------------------------------------------------------------------

                     AUTOMATIC INVESTMENT PLAN APPLICATION

TO:  FPS Services, Inc.
     3200 Horizon Drive
     P.O. Box 61503
     King of Prussia, PA 19406-0903

Please start an Automatic Investment Plan for me and invest
                                                            -----------------
                                                              ($50 or more)

on the[ ] 10th[ ] 15th[ ] 20th of each month, in shares of Trainer, Wortham Total Return Bond Fund

Check one:
[ ] I am in the process of establishing an account.
 or
[ ] My account number is:
                          -----------------------------------------------------

-------------------------------------------------------------------------------
Name as account is registered

-------------------------------------------------------------------------------
Street

-------------------------------------------------------------------------------
City                                State                           Zip

I understand that my ACH debit will be dated on the day of each month as indicated above or as specified by written request. I agree that if such debit is not honored upon presentation, FPS Services, Inc. may discontinue this service and any share purchase made upon deposit of such debit may be canceled. I further agree that if the net asset value of the shares purchased with such debit is less when said purchase is canceled than when the purchase was made, FPS Services Inc. shall be authorized to liquidate other shares or fractions thereof held in my account to make up the deficiency. This Automatic Investment Plan may be discontinued by FPS Services, Inc. upon 30-days written notice or at any time by the investor by written notice to FPS Services, Inc. which is received not later than 5 business days prior to the above designed investment date.

Signature(s):
               --------------------------

               --------------------------

                     AUTOMATIC INVESTMENT PLAN APPLICATION

                        BANK REQUEST AND AUTHORIZATION

TO:
  ----------------------------------------------  -----------------------------
  Name of Your Bank                               Bank Checking Account Number

  ----------------------------------------------------------------------------
  Address of Bank or Branch Where Account is Maintained

  As a convenience to me, please honor ACH debits on my account drawn by FPS Services, Inc., UMB Bank, KC NA and payable to "Trainer, Wortham Total Return Bond Fund."

  I agree that your rights with respect to such debit shall be the same as if it were a check drawn upon you and signed personally by me. This authority shall remain in effect until you receive written notice from me changing its terms or revoking it, and until you actually receive such notice, I agree that you shall be fully protected in honoring such debt.

  I further agree that if any debit is dishonored, whether with or without cause or whether intentionally or inadvertently, you shall be under no liability whatsoever.

  DEPOSITOR'S
                    -----------------------------------------------------------
                    Signature of Bank Depositor(s) as shown on bank records.

  NOTE: Your bank must be able to accept ACH transactions and/or be a member of an ACH association in order for you to use this service.

-------------------------------------------------------------------------------

                           INDEMNIFICATION AGREEMENT

  TO: The Bank Named Above

  So that you may comply with your Depositor's request and authorization, TRAINER, WORTHAM FIRST MUTUAL FUNDS agrees as follows:

  1. To indemnify and hold you harmless from any loss you may suffer arising from or in connection with the payment by you of a debit drawn by FPS Services, Inc. to the order of Trainer, Wortham Total Return Fund designated on the account of your depositor(s) executing the authorization including any costs or expenses reasonably incurred in connection with such loss. TRAINER, WORTHAM FIRST MUTUAL FUNDS will not, however, indemnify you against any loss due to your payment of any debit generated against insufficient funds.

  2. To refund to you any amount erroneously paid to you to FPS Services, Inc. on any such debit if claim for the amount of such erroneous payment is made by you within 3 months of the date of such debit on which erroneous payment was made.

                      STATEMENT OF ADDITIONAL INFORMATION



                             October 1, 1996


--------------------------------------------------------------------------------

                      TRAINER, WORTHAM FIRST MUTUAL FUNDS
                               First Mutual Fund
                     Trainer, Wortham Emerging Growth Fund
                    Trainer, Wortham Total Return Bond Fund

--------------------------------------------------------------------------------


Trainer, Wortham First Mutual Funds (the "Trust") currently offers shares of the following three series representing separate portfolios of investments: First Mutual Fund; Trainer, Wortham Emerging Growth Fund; and Trainer, Wortham Total Return Bond Fund (individually and collectively, the "Series" or "Fund(s)"). Information concerning each Series is provided in separate Prospectuses, each dated October 1, 1996. This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the current Prospectus for each Fund. Much of the information contained herein expands upon subjects discussed in the Prospectuses. No investment in shares should be made without first reading the applicable Prospectus. A copy of each Series' Prospectus may be obtained without charge by writing to the Trust, at 845 Third Avenue, 6th Floor, New York, NY 10022 or by calling (800) 257-4414.


Underwriter:                                                            Advisor:
FPS Broker Services, Inc.                           Trainer, Wortham & Co., Inc.
3200 Horizon Drive                                   845 Third Avenue, 6th Floor
P.O. Box 61503                                                New York, NY 10022
King of Prussia, PA 19406-0903                                    (212) 759-7755
(800) 257-4414

No person has been authorized to give any information or to make any representation not contained in this Statement of Additional Information or in the Prospectus in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or its Distributor. The Prospectus does not constitute an offering by the Trust or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS


                                                                            Page
                                                                            ----
Trainer, Wortham First Mutual Funds................................
Investment Objectives and Policies.................................
Investment Restrictions............................................
Other Investment Restrictions......................................
Trustees and Officers..............................................
Control Persons and Principal Holders of Securities................
Investment Advisor.................................................
Administrator......................................................
Distributor........................................................
Transfer Agent and Accounting Services Agent.......................
Custodian..........................................................
Legal Counsel......................................................
Auditors...........................................................
Distribution Plan..................................................
Brokerage..........................................................
Individual Retirement Account......................................
Performance Calculations...........................................
General Information................................................
Financial Statements...............................................
Appendix "A" - Annual Report to Shareholders dated June 30, 1996...

--------------------------------------------------------------------------------

                      TRAINER, WORTHAM FIRST MUTUAL FUNDS


Trainer, Wortham First Mutual Funds (the "Trust"), 845 Third Avenue, 6th Floor, New York, NY 10022, is an open-end management investment company, which currently offers shares of the following three diversified Series, each with its own investment objectives and policies: First Mutual Fund; Trainer, Wortham Emerging Growth Fund; and Trainer, Wortham Total Return Bond Fund.

                       INVESTMENT OBJECTIVES AND POLICIES

Investment Objectives

First Mutual Fund
The Fund seeks to achieve capital appreciation through investment in common stocks and securities convertible into common stocks. Its secondary objective is income.

Trainer, Wortham Emerging Growth Fund

The Fund seeks to achieve capital appreciation through investments in the common stock of emerging growth companies which are defined as companies achieving or about to achieve rapid earnings growth with weighted average market capitalizations of approximately $1 billion. The Fund seeks to outperform equity returns generated by relevant benchmark indices and funds with comparable objectives by employing proprietary fundamental, technical and valuation analysis in the selection of smaller-capitalization, publicly-traded U.S. companies.

Trainer, Wortham Total Return Bond Fund
The Fund seeks to maximize total return, consistent with preservation of capital.

Investment Policies

The following discussion of investment techniques and instruments should be read in conjunction with the "INVESTMENT OBJECTIVE AND POLICIES" and "INVESTMENT STRATEGIES AND RISK CONSIDERATIONS" sections of the Prospectus of each Fund.

The Board of Trustees may, in the future, authorize a Fund to invest in securities other than those listed herein and in the Prospectuses, provided such investment would be consistent with that Fund's investment objective and that it would not violate any fundamental investment policies or restrictions applicable to that Fund.

The following discussion applies to all of the Funds.

The Funds will not, as to 75% of their total assets, purchase the securities of any one issuer (other than cash, cash items, and obligations of the United States Government) if immediately thereafter, and as a result of the purchase, the Funds would (a) have more than 5% of the value of their total assets invested in the securities of such issuer, or (b) hold more than 10% of any or all classes of the securities of any one issuer. The Funds will not invest in the securities of other investment companies. Although permitted under the Trust's Declaration of Trust and By-laws, the following types of transactions are not anticipated:

          1. Investment in restricted securities (including non-marketable securities);

          2.  Engaging in short selling; and

          3.  Arbitrage activities.

Although it is not the current intention of the Funds to borrow, each Fund may borrow for the purpose of investing in portfolio securities. To the extent that the Funds borrow money, they will incur interest expense. Any investment gains made with the additional funds in excess of interest paid will cause the net asset value of the Funds' shares to rise faster

--------------------------------------------------------------------------------
than would otherwise be the case. Conversely, any investment losses from such monies will cause the net asset value of the Funds shares to fall faster than would otherwise be the case. The foregoing investment policies may be changed without shareholder approval except to the extent they are reflected in the Funds fundamental policies. (See "INVESTMENT RESTRICTIONS" below.)

                            INVESTMENT RESTRICTIONS

The Funds have adopted the following restrictions with respect to their investment policies. These restrictions are fundamental policies, and may not be changed as to a Fund unless authorized by the vote of a majority of the outstanding shares of the Fund, as that term is defined herein under the section entitled "GENERAL INFORMATION" below.

     (a) UNDERWRITING OF SECURITIES: The Funds will not engage in the underwriting of securities of other issuers.

     (b) DIVERSIFICATION: The Funds have adopted the policy prohibiting it from, as to 75% of each Fund's total assets, investing more than 5% of its total assets in the securities of any one issuer (other than securities issued by the Government or its agencies or instrumentalities).

     (c) INDUSTRY CONCENTRATIONS: The Funds may not purchase the securities of issuers conducting their principal business activities in the same industry, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities if immediately after such purchase the value of a Fund's investments in such industry would exceed 25% of the value of the total assets of the Fund.

     (d) PURCHASE AND SALE OF REAL ESTATE: The Funds will not engage in the purchase and sale of interests in real estate except that the Funds may engage in the purchase and sale of marketable securities which may represent indirect interests in real estate.

     (e) PURCHASE AND SALE OF COMMODITIES OR COMMODITY CONTRACTS: The Funds will not engage in the purchase and sale of commodities or commodity contracts.

     (f) MAKING OF LOANS TO OTHER PERSONS: The Funds will not make loans to any person or company, except that the Funds may purchase a portion of an issue of publicly distributed bonds, debentures or other debt securities and except further that the Funds may enter into repurchase agreements.

     (g) BORROWING OF MONEY: From time to time, the Funds may borrow money. All such borrowings shall be exclusively from banks. The purpose of such borrowings shall be both for temporary use and to provide funds for the purchase of additional investments whenever the Board of Trustees of the Trust shall deem it desirable. In connection with any such borrowing, the Funds shall issue promissory notes or other evidences of indebtedness and shall, when required, pledge, assign or otherwise encumber its assets, provided, however, (i) that immediately after such borrowing it shall have an asset coverage of at least 300% for all its borrowing and (ii) that in the event such asset coverage shall at any time fall below 300% it shall, within three days thereafter (not including Sundays and holidays) or such longer periods as the U.S. Securities and Exchange Commission (the "SEC") may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of the borrowings shall be at least 300%.

     (i) SECURITIES OF OTHER INVESTMENT COMPANIES: The Funds will not invest in the securities of other investment companies.

--------------------------------------------------------------------------------

     (j) ISSUANCE OF SENIOR SECURITIES: The Funds are not authorized to issue securities senior to the shares offered by this Prospectus, except in connection with borrowings under the terms described above under "BORROWING OF MONEY."

                         OTHER INVESTMENT RESTRICTIONS

     (a)   The Funds may not invest in oil, gas or mineral leases;

     (b) The Funds may invest up to 5% of their total assets at the time of purchase in warrants. Included within this amount, but not to exceed 2% of the Fund's total assets are warrants which are not listed on the New York Stock Exchange or the American Stock Exchange. This restriction does not apply to warrants initially attached to securities purchased by the Funds;

     (c)   The Funds will not invest in real estate limited partnerships; and

     (d) The Funds will not purchase securities on margin, but the Funds may obtain such short-term credits as may be necessary for the purchase and sale of securities.

     (e) Purchase or retain the securities of any issuer if, to the knowledge of the Fund, any officer or trustee of the Fund or of its Investment Advisor owns beneficially more than 1/2 of 1%, of the outstanding securities of such issuer, and such officers and trustees of the Fund or of its investment manager who own more than 1/2 of 1%, own, in aggregate more than 5% of the outstanding securities of such issuer.

                             TRUSTEES AND OFFICERS

The Trustees and Executive Officers of the Trust, their addresses, affiliations, if any, with Trainer, Wortham & Co., Inc. (the "Advisor") and principal occupations during the past five years, are as follows:

------------------------------------------------------------------------------------------------------------------------------------

Name, Age                      Position(s)           Aggregate       Total           Principal Occupation(s) During the Past Five
& Address                      Held with             Compensation    Compensation    Years
                               Trust                 From Trust      From Trust
                                                     for Fiscal      and Fund
                                                     Year Ended      Complex Paid
                                                     6/30/96         to Trustees
------------------------------------------------------------------------------------------------------------------------------------

James F. Twaddell (57)         Chairman of the       $200.00         $200.00         Investment Banker at Schneider Securities,
c/o Schneider Securities,      Board;                                                Inc. since June 1995; Chairman of the Board,
 Inc.                          Trustee since                                         Director and Registered  Representative of
2 Charles Street               1979                                                  Barclay Investment, Inc. until June 1995.
Providence, RI  02904
------------------------------------------------------------------------------------------------------------------------------------

Robert H. Breslin, Jr. (68)    Trustee since         $400.00         $400.00         Partner in the law firm of Breslin & Sweeney,
107 Forge Road                 1979.                                                 Warwick, RI. since 1970.
E. Greenwich, RI 02818
------------------------------------------------------------------------------------------------------------------------------------

David P. Como/1/ (50)          President;              $0               $0           Managing Director of BIL, Trainer, Wortham
845 Third Avenue               Trustee since                                         and/or Trainer and Associates since 1969.
Sixth Floor                    1982.
New York, NY  10022
------------------------------------------------------------------------------------------------------------------------------------

Raymond Eisenberg (73)         Chairman of the        $400.00         $400.00        President of Raymond Eisenberg & Associates,
414 County Street              Audit Committee;                                      PC Accountants and Auditors, New Bedford, MA
New Bedford, MA  02740         Trustee since                                         since 1980.
                               1960.
------------------------------------------------------------------------------------------------------------------------------------

David Elias/1/ (51)            Trustee since           $0              $0            President and Chief Investment Officer of
500 Essjay Road                1991.                                                 Elias Asset Management, Inc., Buffalo, NY
Suite 220                                                                            since 1978.
Williamsville, NY  14221
------------------------------------------------------------------------------------------------------------------------------------

Robert S. Lazar (52)           Member of the           $200.00         $200.00       Retired in 1992; formerly an
P.O. Box 4158                  Audit Committee;                                      Engineer, Newport, RI; Director, Newport
Middletown, RI  02842-0011     Trustee since                                         Federal Savings Bank, Newport, RI.
                               1976
------------------------------------------------------------------------------------------------------------------------------------


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                                                                          Page 5

------------------------------------------------------------------------------------------------------------------------------------

H. Williamson Ghriskey, Jr.    Vice-President            $0              $0          Managing Director of BIL, Trainer, Wortham
 (52)                          and                                                   and/or Trainer and Associates since 1978.
845 Third Avenue               Treasurer
Sixth Floor
New York, NY  10022
------------------------------------------------------------------------------------------------------------------------------------

Martin S. Levine (43)          Member of the           $400.00         $400.00       Controller and Chief Financial Officer of John
c/o John P. Picone, Inc.       Audit Committee;                                      P. Picone, Inc., Contractors and Engineers,
31 Garden Lane                 Trustee since                                         Lawrence, NY, since 1984.
Lawrence, NY  11559            1994
------------------------------------------------------------------------------------------------------------------------------------

Terri Thibadeau/1/(49)         Trustee since             $0              $0          Private Investor; Member of the Board of St.
167 Seabreeze Avenue           1995                                                  Edwards Church in Palm Beach, FL since
Palm Beach, FL 33480                                                                 1990.
------------------------------------------------------------------------------------------------------------------------------------

Debra L. Clark (37)            Secretary                 $0              $0          Mutual Fund and Marketing Distribution Agent
845 Third Avenue                                                                     for Trainer, Wortham First Mutual Funds from
Sixth Floor                                                                          1993 to present; Vice-President & Director of
New York, NY 10022                                                                   Fund/Plan Broker Services, Inc. from 1987 to
                                                                                     1993.
------------------------------------------------------------------------------------------------------------------------------------

Charles H.G. Honey (25)        Vice-President            $0              $0          Sr. Research Analyst, Trainer, Wortham & Co.,
                                                                                     Inc. since May 1994; Equity Analyst, Woodward
                                                                                     and Associates from June 1993 to May 1994.
------------------------------------------------------------------------------------------------------------------------------------



 /1/ "Interested person" within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "Act"). Mr. Como is an "interested person" by reason of his affiliation with the Advisor and as a result of being an Officer of the Trust. Mr. Elias may be regarded as an "interested person" by reason of a material business relationship with the Advisor. Ms. Thibadeau is an "interested person" because she is Mr. Como's sister.

The Audit Committee of the Board of Trustees of the Trust was established to consider such matters as the selection of the independent certified public accountant for the Trust, review of the auditor's report on accounting procedures and internal controls, review of the quarterly reports on brokerage commissions paid by the Trust, and other issues referred to the Committee by the full Board. The Audit Committee is comprised of three disinterested Trustees; under the Trust's By-laws, the President also serves as an Ex-Officio member of the Audit Committee.

As of June 30, 1996, the Trustees of the Trust received a fee of $200 per meeting of the Board of Trustees attended. In addition, the trustees were reimbursed expenses incurred with connection to their attendance at meetings of the Board of Trustees. Effective with the commencement of Trainer, Wortham Emerging Growth Fund and Trainer, Wortham Total Return Bond Fund, the Trustees will receive a $3,000 per calendar year retainer and a $500 per meeting fee. Members of the Audit Committee also receive fees for meetings attended. However, no Officer of the Trust receives any compensation directly from the Trust for performing the duties of their offices. The Advisor, of which Messrs. Como and Ghriskey are officers and/or trustees, receives fees from the Trust for acting as its investment advisor. (See the section entitled "INVESTMENT ADVISOR".)

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of September 9, 1996 the Trustees and Officers of the Trust individually and as a group owned beneficially less than 1.00% of the outstanding shares of First Mutual Fund.

As of September 9, 1996, the following persons owned of record or beneficially more than 5% of the outstanding voting shares of First Mutual Fund:

--------------------------------------------------------------------------------

Name and Address of Beneficial Owner         Number of Shares Held  Percentage
------------------------------------         ---------------------  -----------

Perry R.  Como                                     141,093.001          5.97%
c/o Trainer, Wortham & Co., Inc.
845 Third Avenue, 6th Floor
New York, NY 10022

Roncom Productions Employees                       155,545.512          6.58%
Deferred Profit Sharing Trust
845 Third Avenue, 6th Floor
New York, NY 10022

Trainer, Wortham Profit Sharing Trust              406,770.230         17.22%
c/o Trainer, Wortham & Co., Inc.
845 Third Avenue, 6th Floor
New York, NY 10022

                              INVESTMENT ADVISOR


In December 1990, Trainer, Wortham & Co., Inc. ("the Advisor") became the investment advisor of the Trust. The Advisor has offices at 845 Third Avenue, 6th Floor, New York, N.Y. 10022. The Advisor, organized in 1990, continues an investment counseling business which began in 1924 as Trainer & Associates. The Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended, and supervises approximately $1.7 billion in investment accounts. The Advisor is owned entirely by the officers active in the day-to-day management of portfolios. By reason of his stock ownership of 45% of the Advisor, Charles V. Moore, President may be said to be a "controlling person" of that firm.

The Directors of the Advisor are: A. Alexander Arnold III, David P. Como, H. Williamson Ghriskey, Jr., and Charles V. Moore. Mr. Como, managing director of the Advisor, is the President and a Trustee of the Trust. Since 1982, Mr. Como has been primarily responsible for the day-to-day investment management of the Trust's portfolio. Mr. Ghriskey, Jr., managing director of the Advisor, is Vice-President, and Treasurer of the Trust.

Each Fund's Investment Advisory Agreement provides that, subject to the general supervision of the Trust's Board of Trustees and in accordance with the Fund's investment objectives, policies, and restrictions, the Advisor will manage the Fund's investment portfolio, make decisions with respect to and place orders for all purchases and sales of the portfolio securities. Pursuant to the Investment Advisory Agreements, the Advisor is not liable for any mistake of judgment, mistake of law, or other loss to a Fund in connection with its performance under the Investment Advisory Agreements except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for its services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties, or by reason of its reckless disregard of its obligations under the Investment Advisory
Agreements.

Under the Investment Advisory Agreement, with respect to First Mutual Fund, the Advisor receives an annual investment advisory fee, accrued daily and paid monthly, of 0.75% of the Fund's average daily net assets; with respect to Trainer, Wortham Emerging Growth Fund, the Advisor receives an annual fee, accrued daily and paid monthly, of 1.25% of the Fund's average daily net assets, and with respect to Trainer, Wortham Total Return Bond Fund, the Advisor receives an annual fee, accrued daily and paid monthly, of 0.45% of the Fund's average daily net assets. From time to time, the Advisor may waive receipt of its fees and/or voluntarily assume certain Fund expenses, which would have the effect of lowering a Fund's expense ratio and increasing yield to investors at the

--------------------------------------------------------------------------------
time such amounts are waived or assumed, as the case may be. No Fund will reimburse the Advisor at a later time for the expenses it has assumed.

Under the Investment Advisory Agreements, if the total expenses borne by a Fund in any fiscal year exceed expense limitations imposed by applicable state securities regulations, the Advisor will reimburse the Fund for such excess. In connection with the registration of the Funds' shares for sale in certain states, the Advisor has agreed with the regulatory commissions of such states that if the operating expenses in any year (excluding taxes, brokerage commissions and interest) exceed 2 1/2% of the first $30 million of a Fund's average net assets, 2% of the next $70 million and 1 1/2% of the remaining average net assets, the Advisor shall reimburse the Funds for such excess. Expenses incurred pursuant to such Fund's Distribution Plan are excluded from this limitation.

For the fiscal years ended June 30, 1996, June 30, 1995 and June 30, 1994, with respect to First Mutual Fund, the Fund paid the Advisor fees aggregating $191,340, $139,966 and $173,869, respectively.

                                 ADMINISTRATOR

FPS Services, Inc., ("FPS"), 3200 Horizon Drive, P.O. Box 61503, King of Prussia, Pennsylvania 19406-0903, serves as the Trust's Administrator pursuant to an Administration Agreement (the "Administration Agreement") FPS is an affiliate of the Trust's Distributor, FPS Broker Services, Inc. Pursuant to the Administration Agreement, FPS receives an annual fee, accrued daily and paid monthly, of 0.15% on the first $50 million of the average daily net assets of the Trust, 0.10% on the next $50 million of the average daily net assets of the Trust; and 0.05% on average daily net assets of the Trust over $100 million, subject to a minimum fee of $72,000 for the Trust. Minimum fees are $48,000 per year for the first Series, and $12,000 for each additional Series or class. The Trust pays the fees and out-of-pocket costs of FPS.

The services FPS provides to the Trust include: the coordination and monitoring of any third parties furnishing services to the Trust; providing the necessary office space, equipment and personnel to perform administrative and clerical functions for the Trust; preparing, filing and distributing proxy materials, periodic reports to shareholders, organization of Board meetings, registration statements and other documents; and responding to shareholder inquiries.

With respect to First Mutual Fund, FPS received administration fees of $45,248, $42,007 and $42,125 for the fiscal years ended June 30, 1996, June 30, 1995, and June 30, 1994, respectively.

                                  DISTRIBUTOR

FPS Broker Services, Inc. ("FPSB") serves as the Trust's Distributor pursuant to an Underwriting Agreement (the "Underwriting Agreement"). FPSB is an affiliated company of the Administrator, FPS, inasmuch as both FPSB and FPS are under common ownership.

The Underwriting Agreement will terminate in the event of assignment and may be renewed for successive one-year periods provided that each continuance is specifically approved by (1) the vote of a majority of the Trust's outstanding voting shares or by the Board of Trustees and (2) the vote of a majority of the Board of Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the Underwriting Agreement.

                 TRANSFER AGENT AND  ACCOUNTING SERVICES AGENT

FPS serves as the Trust's Transfer Agent, Dividend Disbursing Agent and Redemption Agent pursuant to a Transfer Agent Services Agreement and also serves as the Trust's Accounting Services Agent pursuant to an Accounting Services Agreement (the "Accounting and Transfer Agent Services Agreements"). The Accounting and Transfer Agent Services Agreements will continue in effect from year to year, provided such continuance is specifically approved at least annually by the Board of Trustees or by a vote of a majority of the outstanding shares of the Trust (as defined

--------------------------------------------------------------------------------
under the section entitled "GENERAL INFORMATION" in each Fund's Prospectus), and a majority of the Board of Trustees who are not interested persons (as defined in the Act) of any party to the respective Agreements, by votes cast in person at a meeting called for such purpose.

The Accounting and Transfer Agent Services Agreements provide generally that FPS shall be indemnified against liabilities to the Trust in connection with matters relating to the Accounting and Transfer Agent Services Agreements except those arising out of willful misfeasance, bad faith or gross negligence on the part of FPS in the performance of its duties or from reckless disregard of its obligations and duties thereunder.

The Trust pays FPS an annual fee of $15.00 per shareholder account (subject to a minimum monthly fee of $2,250) for its services as Transfer Agent, Dividend Disbursing Agent and Redemption Agent. For accounting services, FPS receives from the Trust an annual fee, payable monthly, of $24,000 on the first $10 million of average daily net assets; .0004% on the next $40 million of average daily net assets; .0003% of the next $50 million of average daily net assets; and .0001% of average daily net assets in excess of $100 million.

                                   CUSTODIAN

UMB Bank, KC, NA, P.O. Box 412797, Kansas City, MO is Custodian for the securities and cash of each Fund.

                                 LEGAL COUNSEL

Stradley, Ronon, Stevens & Young, LLP, Philadelphia, PA serves as counsel to the Trust.

                                    AUDITORS

Tait, Weller & Baker, 2 Penn Center Plaza, Suite 700, Philadelphia, PA 19102-1707 have been selected as the independent accountants for the Funds and will provide audit and tax services. The books of the Funds will be audited at least once each year by Tait, Weller & Baker.

                               DISTRIBUTION PLAN

First Mutual Fund and Trainer, Wortham Emerging Growth Fund have adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan permits the respective Fund to pay certain expenses associated with the distribution of its shares. The Plan provides that First Mutual Fund and Trainer, Wortham Emerging Growth Fund will reimburse FPSB for actual distribution and shareholder servicing expenses incurred by FPSB not exceeding, on an annual basis, 0.25% and 0.50%, respectively, of the respective Fund's average daily net assets.

In adopting the Plan, the Board of Trustees considered the likelihood that the Plan is designed to benefit each Fund and its shareholders by strengthening the system for distributing the Fund's shares and thereby increasing sales and reducing redemptions. Potential benefits from increased sales and reduced redemptions include: (i) additional funds being available for investment, thereby giving the Fund's portfolio manager greater flexibility in pursuing the Fund's investment objectives; (ii) reducing the likelihood that an unusually large demand for redemption would require disadvantageous liquidations of portfolio investments; and (iii) increasing net assets, thereby reducing on a per share basis those expenses which do not rise proportionately with net assets. The Board of Trustees concluded that there was a reasonable likelihood that the Fund and its shareholders would benefit from the adoption of the Plan.

The Plan will terminate in the event of assignment and may be renewed for successive one year periods provided that each continuance is specifically approved by: (1) the vote of a majority of the Fund's outstanding voting shares or by

--------------------------------------------------------------------------------
the Board of Trustees; and (2) the vote of a majority of the Board of Trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the Plan.

Any change in the Plan that would materially increase the amount of distribution expense borne by the Fund requires shareholder approval; any other material change requires approval by the Board of Trustees, including a majority of the disinterested trustees as described above. While the Plan is in effect, the selection and nomination of the Fund's disinterested Trustees is committed to the disinterested Trustees.

The Plan authorizes the Fund to pay service organizations, which may include but are not limited to: (1) compensation to securities brokers and dealers for selling shares; (2) compensation to securities brokers and dealers, accountants, attorneys, investment advisors and pension actuaries for services rendered to their clients relating to the distribution of shares of the Fund; (3) compensation to such parties for marketing research and promotional services specifically relating to the distribution of Fund shares; (4) the costs of advertising in newspapers, magazines or other periodicals, or on radio or television; (5) the costs of telephone (including "WATS" and "800" services), mail (including postage and other delivery costs) or other direct solicitation of prospective investors; (6) the costs of preparing and printing prospectuses and other sales material for prospective investors, and the cost of distributing these materials; (7) the fees of public relations consultants; and (8) any other distribution expenses that the Board of Trustees may from time to time approve before such expenses are incurred.

All such payments made pursuant to the Plan shall be made for the purpose of selling shares issued by the Fund. Payments of compensation pursuant to (3) above may be based in whole or in part on a percentage of the regular salary expense for those employees of such parties engaged in marketing research and promotional services specifically relating to the distribution of Fund shares based on the amount of time devoted by such employees to such activities, and any out-of-pocket expenses associated with the distribution of Fund shares.

The Plan provides that FPSB will be reimbursed on a monthly basis for expenses incurred in connection with the distribution of Fund shares. During the fiscal year ended June 30, 1996, distribution expenses for First Mutual Fund were reimbursed as follows:

      Expense Item                                      Amount

Advertising and Printing...................................... $6,055.98
Marketing Support Personnel
 and Salaries.................................................$49,832.62
Travel/Marketing Meetings..................................... $1,664.67

TOTAL 12B-1 EXPENSES..........................................$57,553.27

                                   BROKERAGE

It is the policy of each Fund to secure the execution of orders on its portfolio transactions in an effective manner at the most favorable price. Pursuant to its agreement with each Fund, the Advisor determines, subject to the general supervision of the Board of Trustees and in accordance with the Fund's investment objectives, policies and restrictions, which securities are to be purchased and sold and which brokers are to be eligible to execute its portfolio transactions. It is not the policy of the Funds to deal solely with one broker, but it is the Fund's intention to place portfolio transactions with those brokers which provide the most favorable combination of price, execution and services to the Trust. Research services are a factor in selection of brokers, but payment in excess of brokerage commissions charged by other brokers is not made in recognition of research services. The reasonableness of brokerage commissions is evaluated by comparison to fees charged by other brokers where the execution and services are comparable.

--------------------------------------------------------------------------------

During the fiscal year ended June 30, 1996, First Mutual Fund paid a total of $73,171.25 in brokerage commissions; $132,302.77 for the fiscal year 1995; and $154,935 for the fiscal year 1994. The Board of Trustees including a majority of the disinterested Trustees, have adopted certain procedures pursuant to Rule 17e-1 governing brokerage transactions between the Trust and affiliated brokers. The Trust has, in the past, paid brokerage commissions to brokers which are affiliated with Officers and Trustees of the Trust. During the fiscal years ended June 30, 1996, 1995 and 1994 the Trust paid no such brokerage commissions.

First Mutual Fund's portfolio turnover rate of 107% in the year ended June 30, 1996 was lower than the 198% rate for the prior year. The rate of portfolio turnover will not be a limiting factor in making portfolio decisions. A high rate or portfolio turnover may result in the realization of substantial capital gains and involves correspondingly greater transaction costs.

                         INDIVIDUAL RETIREMENT ACCOUNT

Each Fund offers a plan (the "IRA") for use by any individual with compensation for services rendered (including earned income from self-employment) who wishes to use shares of the Fund as a funding medium for individual retirement saving. The only exception is an individual who has attained, or will attain, age 70 1/2 before the end of the taxable year. Such an individual may only contribute to an IRA for his or her nonworking spouse under age 70 1/2.

Subject to the restriction set forth below, an individual may make annual deductible contributions to the IRA up to the lesser of 100% of gross income or $2,000 ($2,250 total for the individual and individual's non-income earning spouse with two separate accounts). For purposes of tax year 1996 these contributions may be made at any time on or before April 15, 1997. Changes to the IRA tax laws will become effective in 1997.

The Code provides that the $2,000 ($2,250) deduction discussed above will be phased-out for certain individuals who are active participants in an employer-sponsored retirement plan and whose adjusted gross income ("AGI") equals or exceeds certain dollar limits. If such an individual is a married person with AGI on his or her joint return in excess of $40,000 but less than $50,000, or a single person with AGI in excess of $25,000 but less than $35,000, the individual's $2,000 ($2,250) deduction will be ratably reduced. A married individual with AGI on his or her joint return of $50,000 or more, or a single individual with AGI of $35,000 or more, may not deduct his or her IRA contribution.

Under the Code, even if the individual is not a participant in an employer-sponsored retirement plan, if his or her spouse is a participant in such a plan and if their AGI, filing jointly, is more than $40,000, the individual and his or her spouse will both be subject to the phase-out discussed above. If neither the individual nor his or her spouse is a participant in an employer-sponsored retirement plan, or if the individual's AGI is less than the $40,000 or $25,000 amounts discussed above, the individual may continue to make deductible contributions of $2,000 ($2,250).

Non-deductible contributions to an IRA may be made under the Code to the extent an individual is unable to make a deductible contribution under the phase-out rules discussed above.

An individual's IRA contributions (and earnings thereon) generally may not be withdrawn (without the individual's incurring a 10% additional income tax) until age 59 1/2, except in the event of death or disability. In addition, distributions before age 59 1/2 are not subject to the 10% additional income tax if they are in the form of substantially equal periodic payments over the life or life expectancy of the individual, or over the joint lives or joint life expectancy of the individual and his or her beneficiary. Earnings on amounts contributed (both deductible and nondeductible) to the IRA are not taxed until distributed.



In the IRA, distributions of net investment income and capital gains will be automatically reinvested in the Fund. Retirement plan participants will be billed for all maintenance fees which are to be paid to UMB Bank, MO. Payment may be made through liquidation of shares of the Fund.

--------------------------------------------------------------------------------

UMB Bank furnishes custodial services for the IRA for a service fee chargeable as follows: (a) annual maintenance fee - $12 (per participant's account);
(b) lump sum distribution or termination fee -$7 (per participant's account); and (c) periodic cash distributions - $1 (each payment).

The foregoing brief description is not a complete or definitive explanation of the IRA available for investment in the Fund. Any person who wishes to establish a retirement plan account may do so by contacting the Fund. The complete IRA documents and applications will be provided to existing or prospective shareholders upon request, without obligation. Since this IRA involves a commitment covering future years, it is important that the investor consider his or her needs and whether the investment objective of the Trust as described in each Fund's Prospectus and this Statement of Additional Information is most likely to fulfill them. The Funds recommends that investors consult their attorneys or tax advisors if they are uncertain that the retirement programs described herein are appropriate for their needs.

                            PERFORMANCE CALCULATIONS

Funds compute their average annual total return by determining the average annual compounded rate of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

         ERV = P(1 + T)/n/

Where:     ERV =  ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

           P   =  hypothetical initial payment of $1,000.

           n   =  period covered by the computation, expressed in terms of years.

           T   =  average annual total return.

The Funds compute their aggregate total return by determining the aggregate compounded rate of return during specified period that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                  Aggregate Total Return =  [ (ERV) - 1 ]
                                               ---
                                                P


Where:     ERV =  ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

           P   =  hypothetical initial payment of $1,000.

The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

--------------------------------------------------------------------------------

Based on the foregoing calculations, the average annual total returns for the First Mutual Fund for the one year, five year and ten year periods ended June 30, 1996 were 49.12%, 14.75% and 11.04%, respectively. The aggregate total returns for the same five and ten year periods were 98.94% and 184.89%, respectively.

The Trainer, Wortham Total Return Bond Fund may also quote its yield in advertisements and investor communications. The yield computation is determined by dividing the net investment income per share earned during a recent 30-day (or one month) period by the maximum offering price per share on the last day of that period and annualizing the resulting figure, according to the following formula:


                     YIELD =  2  [ ( a - b + 1)/6/ - 1  ]
                                     -----
                                      cd

Where:          a = dividends and interest earned during the period;
                b = expenses accrued for the period (net of reimbursements);
                c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and
                d = the maximum offering price per share on the last day of the period.

Since performance will fluctuate, performance data for the Funds should not be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions.

                              GENERAL INFORMATION

As referenced in each Fund's Prospectus and this Statement of Additional Information, the holders of "a majority of the outstanding shares" of the Fund means the vote of the lesser of: (a) 67% or more of the shares present at any annual or special meeting of shareholders, if the holders of more than 50% of the outstanding shares are present or represented by proxy at the meeting; or
(b) more than 50% of the outstanding shares of the Fund.

Shareholder inquiries should be directed to the Fund at the address or telephone number listed on the front cover of this Statement of Additional Information. Shareholders are urged to put significant inquiries or complaints in writing.

The Trust is registered with the Securities and Exchange Commission as a management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Trust.

Each Fund's Prospectus and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer or other person is authorized to give any information or make any representation other than those contained in each Fund's Prospectus and this Statement of Additional Information.

Federal Taxes
The Funds have elected to be treated as regulated investment companies under Subchapter M of the Code and each intends to qualify as such for each future fiscal year. The Trustees reserve the right not to maintain the qualification of the Fund as a regulated investment company if they determine such course of action to be beneficial to you. In such case, the Fund will be subject to Federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to shareholders will be taxable as ordinary dividend income to the extent of the Fund's available earnings and profits. Shareholders will be advised annually as to the Federal income tax consequences of distributions made during the year.

--------------------------------------------------------------------------------

                             FINANCIAL STATEMENTS

First Mutual Funds Financial Statements, including the notes thereto, for the fiscal year ended June 30, 1996, which have been audited by Tait, Weller & Baker, are included as Appendix "A" to this Statement of Additional Information.






--------------------------------------------------------------------------------